Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re: Sea Containers Ltd., et al.	Case No.	06-11156 (KJC)
	Reporting Period:	October 16, 2006 - December 31, 2006

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month**

Submit copy of report to any official committee appointed in the case.

		Document	Explanation
REQUIRED DOCUMENTS	Form No.	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-l	X
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-l (CON’T)	X
Copies of bank statements
Cash disbursements journals
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Ian Charles Durant
Signature of Authorized Individual*	Date February 28, 2007

Ian Charles Durant
Printed Name of Authorized Individual	Title of Authorized Individual

* Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

** As agreed with the US Trustee office, MORs will be filed the 30th after each Month

FORM MOR

(9/99)

NOTE REGARDING AMENDED MONTHLY OPERATING REPORTS

Attached hereto are updated monthly operating reports for the Debtors for the months of October, 2006; November 2006; and December, 2006.  The updated reports provide amended balances based upon the specified reporting periods as requested by the Office of the United States Trustee.

SEA CONTAINERS LTD., et al.
INDEX TO OMNIBUS UPDATED MONTHLY OPERATING REPORT

Description	Pages

Updated October Monthly Operating Report	1-21

Updated November Monthly Operating Report	22-44

Updated December Monthly Operating Report	45-67

SEA CONTAINERS LTD., et al

MONTHLY OPERATING REPORT, OCTOBER 2006

NOTES TO MONTHLY OPERATING REPORT

General

For financial reporting purposes, Sea Containers Ltd. prepares consolidated financial statements relating to Sea Containers Ltd. and its affiliates and subsidiaries (the “Sea Containers Group”) that are filed with the Securities and Exchange Commission (the “SEC”).  Unlike the consolidated financial statements, the financial statements in this report reflect only the assets and liabilities of each individual Debtor (as defined below).

The information furnished in this report includes primarily normal recurring adjustments and reflects all adjustments which are, in the opinion of management, necessary for a fair presentation of such financial information.  Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted.

The financial statements in this report represent the company’s internal accounting, on an unaudited and uncertified basis.  As of December 31, 2006, Sea Containers Ltd. has not filed its form 10-K report for fiscal year ended December 31, 2005, nor has it filed form 10-Q reports for the quarters ended March 31, 2006, June 30, 2006 and September 31, 2006.  The certification and audit process may result in adjustments to the stated assets and liabilities.

Chapter 11 Reorganization Proceedings

On October 15, 2006 (the “Petition Date”), Sea Containers Ltd. (“SCL”), Sea Containers Services Ltd. (“Services”) and Sea Containers Caribbean Inc. (“SCCI”) (each a “Debtor” and collectively, the “Debtors”) each filed a voluntary petition for relief under chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”).  The cases were consolidated for the purpose of joint administration. The Debtors are operating their businesses as debtors-in-possession (“DIP”) pursuant to the Bankruptcy Code.  An official committee of unsecured creditors has been appointed for SCL (the “SCL Committee”) and an official committee of unsecured creditors has been appointed for Services (the “Services Committee”).

Pursuant to the provisions of the Bankruptcy Code, all actions to collect upon any of the Debtors’ liabilities as of the Petition Date or to enforce pre-petition contractual obligations are automatically stayed.  Absent approval from the Bankruptcy Court, the Debtors are prohibited from paying pre-petition obligations.  In addition, as a consequence of the chapter 11 filing, pending litigation against the Debtors is generally stayed, and no party may take any action to collect pre-petition claims except pursuant to an order of the Bankruptcy Court.  However, the Debtors have requested that the Bankruptcy Court approve certain pre-petition liabilities, such as employee wages and benefits and certain other pre-petition obligations.  While the Debtors are subject to chapter 11, all transactions of the Debtors outside the ordinary course of business will require the prior approval of the Bankruptcy Court.

At the Initial Debtors Interview with the United States Trustee on November 21, 2006, it was agreed that the Debtors’ Monthly Operating Report should consist of the following:

•                  Consolidating Schedule of Cash Receipts and Disbursements by Debtor.

•                  List of all bank accounts detailing the bank, account description, account number, and month end book balance.  Attestation that all bank reconciliations have been performed.

•                  Balance Sheets for Each Debtor.

•                  Schedules of the intercompany activity.

•                  Income Statements for each Debtor.(1)

•                  Schedule of Post-Petition fiduciary taxes — Provide Attestation that all taxes are current.

•                  Schedule of Unpaid Post-Petition Debts.(2)

•                  Schedule of Accounts Receivable and Aging.

•                  Debtor Questionnaire.

(1)          No income statement has been prepared for Sea Containers Caribbean Inc. since it has not traded in the last 12 months.

(2)          The Debtors do not have any unpaid postpetition debt for the period of this report.  Accordingly, the Debtors have not prepared such a schedule for this report.

In Re: Sea Containers Limited
	Reporting Dates:	10.31.06

Schedule of Cash Receipts and Disbursements

	JP Morgan	JP Morgan	JP Morgan	JP Morgan	JP Morgan	JP Morgan	NatWEst
	A/C 704	A/C 702	A/C 705	A/C 501	A/C 705	A/C 382	A/C 886
Cash beginning of month	$40,906.00	$0.00	$0.00	$79,367.00	$15,302.00	$40,700.00	$6,749.00

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Foreign Exchange Revaluation				$2,474.00
Interest Income
Sweep Movements
Other (attach list)
Transfers (From DIP Accts)
Container Rental	$94,089.00				$23,340.00		$730,566.00
Total Receipts	$94,089.00	$0.00	$0.00	$2,474.00	$23,340.00	$0.00	$730,566.00

Disbursements
Net Payroll
Payroll Taxes
Sales Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Bank Charges
Owner Draw *
Transfers (To DIP Accts)

Professional Fees
U.S. Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts Less Disbursements)	$94,089.00	$0.00	$0.00	$2,474.00	$23,340.00	$0.00	$730,566.00

Cash End of Month	$134,995.00	$0.00	$0.00	$81,841.00	$38,642.00	$40,700.00	$737,315.00

		Bank of	Bank of	Bank of	Bank of	Bank of	Societe
	Barclays	America	America	Scotland	Scotland	Scotland	Generale
	A/C399	A/C 015	A/C 023	A/C USD01	A/C 242	A/C 001	A/C N/A
Cash beginning of month	$27.00	$91,496.00	$0.00	$435.00	$1,168.00	$0.00	$48,915,946.00

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Foreign Exchange Revaluation
Interest Income							$125,803.00
Sweep Movements		$974,419.00
Other (attach list)
Transfers (From DIP Accts)
Container Rental
Total Receipts	$0.00	$974,419.00	$0.00	$0.00	$0.00	$0.00	$125,803.00

Disbursements
Net Payroll
Payroll Taxes
Sales Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Bank Charges
Owner Draw *
Transfers (To DIP Accts)

Professional Fees
U.S. Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts Less Disbursements)	$0.00	$974,419.00	$0.00	$0.00	$0.00	$0.00	$125,803.00

Cash End of Month	$27.00	$1,065,915.00	$0.00	$435.00	$1,168.00	$0.00	$49,041,749.00

* Compensation To Sole Proprietors For Services Rendered To Bankruptcy Estate

The Following Section Must Be Completed

Disbursements For Calculating U.S. Trustee Quarterly Fees (From Current Month Actual Column)
Total Disbursements	NIL
Less: Transfers To Debtor In Possession Accounts	0.00
Plus: Estate Disbursements Made By Outside Sources (i.e. From Escrow Accounts)	0.00
Total Disbursements For Calculating U.S. Trustee Quarterly Fees	NIL

Note: The Debtors believe that distributions between Sea Containers Ltd. and Sea Containers Services Ltd. so that the other entity can make distributions should not be counted twice as distributions in calculating the U.S. Trustee Quarterly Fees.

	Societe	Commerce	JPMC	Marine	Bank of	Bank of	Barclays
	Generale	Bank	SCL Deposit	Midland	Bermuda	Bermuda	Bank	Current Month		Cumulative Filing to date
	A/C 032	A/C 282	A./C 706	A/C 298.2	A/C 52590	A/C 5539	A/C INS & TEE	Actual	Projected	Actual	Projected
Cash beginning of month	$2,719.00	$250,970.00	$32,148.00	$131,685.00	$27,029.00	$1,865.00	$467,500.00	$50,106,012.00	$0.00	$50,106,012.00	$0.00

Receipts
Cash Sales								$0.00		$0.00
Accounts Receivable								$0.00		$0.00
Loans and Advances								$0.00		$0.00
Sale of Assets								$0.00		$0.00
Foreign Exchange Revaluation							$7,500.00	$9,974.00		$9,974.00
Interest Income								$125,803.00		$125,803.00
Sweep Movements								$974,419.00		$974,419.00
Other (attach list)								$0.00		$0.00
Transfers (From DIP Accts)								$0.00		$0.00
Container Rental				$19,861.00				$867,856.00		$867,856.00
Total Receipts	$0.00	$0.00	$0.00	$19,861.00	$0.00	$0.00	$7,500.00	$1,978,052.00	$0.00	$1,978,052.00	$0.00

Disbursements
Net Payroll								$0.00		$0.00
Payroll Taxes								$0.00		$0.00
Sales Use & Other Taxes								$0.00		$0.00
Inventory Purchases								$0.00		$0.00
Secured/Rental/Leases								$0.00		$0.00
Insurance								$0.00		$0.00
Administrative								$0.00		$0.00
Selling								$0.00		$0.00
Other (Attach List)								$0.00		$0.00
Bank Charges								$0.00		$0.00
Owner Draw *								$0.00		$0.00
Transfers (To DIP Accts)								$0.00		$0.00
								$0.00		$0.00
Professional Fees								$0.00		$0.00
U.S. Trustee Quarterly Fees								$0.00		$0.00
Court Costs								$0.00		$0.00
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts Less Disbursements)	$0.00	$0.00	$0.00	$19,861.00	$0.00	$0.00	$7,500.00	$1,978,052.00	$0.00	$1,978,052.00	$0.00

Cash End of Month	$2,719.00	$250,970.00	$32,148.00	$151,546.00	$27,029.00	$1,865.00	$475,000.00	$52,084,064.00	$0.00	$52,084,064.00	$0.00

Sea Containers Services Limited
	Reporting Dates:	10.31.06

Schedule of Cash Receipts and Disbursements in $USD

	NatWest PLC	Barclays Bank	Bank of America	Bank of Scotland	Commerce Bank
	A/C # 420	A/C 724	A/C 013	A/C 234	A/C 131
Cash beginning of month	$294.00	$9,029.00	$0.00	$3,504.00	$250,000.00

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Funding From SCL			$112,000.00
Other (attach list)
Transfers (From DIP Accts)
Total Receipts	$0.00	$0.00	$112,000.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll	$294.00	$9,029.00	$3,000.00
Payroll Taxes
Sales Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Rates (Real Estate Tax)			$112,000.00
Other (Attach List)
Owner Draw *
Transfers (To DIP Accts)

Professional Fees
U.S. Trustee Quarterly Fees
Court Costs
Total Disbursements	$294.00	$9,029.00	$115,000.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts Less Disbursements)	$-294.00	$-9,029.00	$-3,000.00	$0.00	$0.00	$0.00

Cash End of Month	0.00	0.00	-3,000.00	3,504.00	250,000.00	0.00

	Current Month		Cumulative Filing to date
	Actual	Projected	Actual	Projected
Cash beginning of month	$262,827.00	$0.00	$262,827.00	$0.00

Receipts
Cash Sales	$0.00		$0.00
Accounts Receivable	$0.00		$0.00
Loans and Advances	$0.00		$0.00
Sale of Assets	$0.00		$0.00
Funding From SCL	$112,000.00		$112,000.00
Other (attach list)	$0.00		$0.00
Transfers (From DIP Accts)	$0.00		$0.00
Total Receipts	$112,000.00	$0.00	$112,000.00	$0.00

Disbursements
Net Payroll	$12,323.00		$12,323.00
Payroll Taxes	$0.00		$0.00
Sales Use & Other Taxes	$0.00		$0.00
Inventory Purchases	$0.00		$0.00
Secured/Rental/Leases	$0.00		$0.00
Insurance	$0.00		$0.00
Administrative	$0.00		$0.00
Selling	$0.00		$0.00
Rates (Real Estate Tax)	$112,000.00		$112,000.00
Other (Attach List)	$0.00		$0.00
Owner Draw *	$0.00		$0.00
Transfers (To DIP Accts)	$0.00		$0.00
	$0.00		$0.00
Professional Fees	$0.00		$0.00
U.S. Trustee Quarterly Fees	$0.00		$0.00
Court Costs	$0.00		$0.00
Total Disbursements	$124,323.00	$0.00	$124,323.00	$0.00

Net Cash Flow (Receipts Less Disbursements)	$-12,323.00	$0.00	$-12,323.00	$0.00

Cash End of Month	250,504.00	0.00	$250,504.00	$0.00

* Compensation To Sole Proprietors For Services Rendered To Bankruptcy Estate

The Following Section Must Be Completed

Disbursements For Calculating U.S. Trustee Quarterly Fees (From Current Month Actual Column)
Total Disbursements	$124,323.00
Less: Transfers To Debtor In Possession Accounts	$0.00
Plus: Estate Disbursements Made By Outside Sources (i.e. From Escrow Accounts)	$0.00
Total Disbursements For Calculating U.S. Trustee Quarterly Fees	$124,323.00

Note: The Debtors believe that distributions between Sea Containers Ltd. and Sea Containers Services Ltd. so that the other entity can make distributions should not be counted twice as distributions in calculating the U.S. Trustee Quarterly Fees.

Reconciliation books to ledger	USD $0
Cash in bank at the end of the month	$250,504.00
Petty Cash	$14,407.00
Foreign Translation adjustment on Commerce Bank $250,000	$6,758.00
Balance per Sea Containers Services Financials October 31, 2006	$271,669.00

BANK RECONCILIATIONS

The Debtors confirm and attest that all bank reconciliations have been performed for Sea Containers Ltd. and Sea Containers Services Ltd.

Bank reconciliations are not applicable to Sea Containers Caribbean Inc. because it does not have any bank accounts.

SEA CONTAINERS LTD

BALANCE SHEET

		Unaudited	Unaudited
		October 31,	October 15,
	Note	2006	2006

Assets
Current assets
Cash and cash equivalents		$52,084,064	$50,100,986
Trade receivables - less allowances for doubtful accounts of $1.773 million		1,197,118	1,955,441
Due from related parties	(4)	10,077,614	13,481,857
Prepaid expenses and other current assets		4,369,498	1,718,439
Total current assets		67,728,294	67,256,723

Fixed assets, net	(5)	—	—

Long-term equipment sales receivable, net	(5)	—	—
Investment in group companies	(2)	—	—
Intercompany receivables	(3)	—	—
Investment in equity ownership interests	(6)	199,120,137	197,742,498
Other assets	(7)	3,454,797	3,424,161
Total assets	(1)	$270,303,229	$268,423,382

(1) Sea Containers Ltd does not produce Company only accounts. This statement of assets represents Sea Containers Groups internal accounting, on an unaudited and uncertified basis. As of October 31, 2006, Sea Containers Ltd has not filed its form 10-K report for fiscal year ended December 31, 2005, nor has it filed form 10-Q reports for the quarters ended March 31, 2006, June 30, 2006 and September 30, 2006. In order to facilitate the preparation of Sea Containers Ltd’s October 15, 2006 balance sheet, it was necessary to make certain assumption and estimates. The certification and audit process at December 31, 2006 year end may result in adjustments to the above stated assets. The foreign exchange rates used to translate October 31, 2006 and October 15, 2006 was $1.90 and $1.87 respectively.

(2) As the parent Company for the Sea Containers Group, Sea Containers Ltd has an amount of $323,377,414 recorded in its books as an investment in subsidiary companies. Sea Containers Ltd is presently undergoing an exercise to ascertain the value contained within its subsidiaries that will become available to the shareholders of Sea Containers Ltd. Management’s current view is that this investment is significantly impaired; therefore, whilst this exercise is underway, Sea Containers Ltd feels it appropriate to make full provision against the investment in subsidiaries.

(3) The Sea Containers Group has a highly complex intercompany matrix that involves a large number of amounts receivable and payable. These are held as gross figures within the individual company accounting records but are netted off for the purposes of external presentation. Sea Containers Ltd is in the process of evaluating all intercompany receivables and payables as part of its exercise to ascertain value held in subsidiary companies. Sea Containers Ltd has a net intercompany receivable from its direct and indirect subsidiaries of $570,829,231. This represents a gross intercompany payable of $1,146,463,784 and a gross intercompany receivable of $1,717,293,016. Full provision has been made against this net amount whilst the exercise to ascertain value is underway. It is possible that individual subsidiaries may have a claim against SCL and the netting off exercise in SCL’s accounts is not prejudicial to any such claim that a subsidiary may have.

(4) The amounts due from related parties largely consist of an amount due from GE SeaCo. This amount represents the anticipated recovery from GE SeaCo on completion of an expected set-off agreement which is currently being negotiated between SCL, Sea Containers Group Companies and GE SeaCo Group Companies.

(5) Fixed assets and long-term equipment sales receivable relate to containers. On October 3, 2006, SCL transferred the majority of these containers to a Special Purpose Company wholly owned by SCL to enable refinancing of the container fleet. These containers were transferred at Net Book Value. On October 12, 2006, the remaining assets were sold to a third party.

(6) This balance almost entirely consists of the carrying value of Sea Containers Ltd investment in GE SeaCo.

(7) $3.45 million of the Other Assets balance represent the unamortized part of capitalised finance costs in relation to certain of Sea Containers Ltd facilities that were repaid on October 3, 2006, at which time this asset was written off.

		Unaudited	Unaudited
		October 31,	October 15,
	Note	2006	2006

Liabilities and shareholders’ equity
Current liabilities
Accounts payable		$14,462	$3,372,476
Accrued expenses		24,978,283	22,843,429
Current portion of long-term debt		26,042,311	25,926,107
Current portion of senior notes		385,040,923	384,938,936
Total current liabilities		436,075,980	437,080,948

Total shareholders’ equity	(10)	(165,772,752)	(168,657,566)
Total liabilities and shareholders’ equity	(8), (9)	$270,303,228	$268,423,382

(8) Sea Containers Ltd does not produce Company only accounts. This statement of liabilities and shareholder’s equity represents the Sea Containers Group’s internal accounting, on an unaudited and uncertified basis. As of October 31, 2006, Sea Containers Ltd has not filed its form 10-K report for fiscal year ended December 31, 2005, nor has it filed form 10-Q reports for the quarters ended March 31, 2006, June 30, 2006 and September 31, 2006. In order to facilitate the preparation of Sea Containers Ltd’s October 15, 2006 balance sheet, it was necessary to make certain assumption and estimates. The certification and audit process at December 31, 2006 year end may result in adjustments to the above stated liabilities. The foreign exchange rates used to translate October 31, 2006 and October 15, 2006 was $1.90 and $1.87 respectively.

(9) The United Kingdom government Pensions Regulator (which regulates employment-based pension plans in the UK and aims to protect the benefits of members of UK pension plans) has issued notices to Sea Containers Ltd on October 19, 2006 warning that the Regulator is considering exercising its powers to issue financial support directions (“FSDs”) to Sea Containers Ltd under relevant UK pensions legislation, in respect of the Sea Containers 1983 Pension Scheme (the “1983 Scheme”) and the Sea Containers 1990 Pension Scheme (the “1990 Scheme”) (together the “Schemes”).

These are multi-employer defined benefit pension plans of Sea Containers Services Ltd., a UK subsidiary of Sea Containers Ltd. If FSDs are issued to Sea Containers Ltd, it may be liable to make a financial contribution to one or both of the Schemes which may be greater than the sum payable by Sea Containers Ltd in respect of pension liabilities under the terms of a support agreement between SCL and Sea Containers Services Ltd. entered into in 1989 under which the UK subsidiary provides administrative services to Sea Containers Group and other subsidiaries and is indemnified by Sea Containers Ltd for the cost of those services.

The Trustees of the Schemes or their actuary have advised Sea Containers Ltd that their current estimates of the cost of winding up the Schemes, including the cost of purchasing annuities to pay projected benefit obligations to Scheme participants, would be approximately £107 million ($201 million) for the 1983 Scheme (after giving effect to the withdrawal of a GE SeaCo SRL subsidiary from the 1983 Scheme) and approximately £27 million ($51 million) for the 1990 Scheme. These values are subject to revision.

Because the Schemes are multi-employer plans, the liabilities under them are shared among the participating companies. Sea Containers Ltd cautions, however, that these estimated costs have not been agreed by Sea Containers Ltd and that no FSDs have been issued. Sea Containers Ltd is considering its reply to the Regulator’s warning notices and does not accept that it is reasonable or appropriate for the Regulator to issue FSDs.

(10) Shareholders’ Equity is calculated after all adjustments that have been noted in notes (1) to (9) above.  In particular, the treatment of investments in group companies and net intercompany receivables as discussed in notes (3) and (4) have a material effect on Shareholders’ Equity. Any adjustment to this policy which may arise on completion of the exercise to ascertain value held in subsidiary companies and the associated evaluation of intercompany receivables and payables may have a material impact on Shareholders’ Equity as stated.

SEA CONTAINERS LTD

STATEMENT OF OPERATIONS

		Unaudited
		For the Period 16th to
	Note	31st October 2006

Revenue	(12)	$1,400,953

Costs and expenses:
Operating costs		249,354
Selling, general and administrative expenses		(178,520)
Charges to provide against intercompany accounts	(13)	3,488,763
Depreciation & amortization		0
Total costs and expenses		3,559,597

Loss on sale of assets		0

Operating income		4,960,550

Other income (expense)
Interest income		163,248
Foreign exchange gains or (losses)		14,664
Interest expense, net of capitalized interest		(1,749,438)

Income before taxes		3,389,024
Income tax expense		(51,614)
Net (loss)	(11)	$3,337,410

(11) Sea Containers Ltd does not produce Company only accounts. This statement of operations represents Sea Containers Group’s internal accounting, on an unaudited and uncertified basis. As of October 31, 2006, Sea Containers Group has not filed its form 10-K report for fiscal year ended December 31, 2005, nor has it filed form 10-Q reports for the quarters ended March 31, 2006, June 30, 2006 and September 30, 2006.  In order to facilitate the preparation of Sea Containers Ltd’s October 31, 2006 income statement, it was necessary to make certain assumption and estimates. The certification and audit process at December 31, 2006 year end may result in adjustments to the above stated revenues and expenses. The foreign exchange rates used to translate October 31, 2006 and October 15, 2006 was $1.90 and $1.87 respectively.

(12) Revenue includes $2,879,000 in respect of Sea Containers Ltd equity interest in GE SeaCo.

(13) Sea Containers Ltd’s policy prior to the bankruptcy filing date was to make provision of the net receivable due from Sea Containers Ltd Group’s Subsidiary Companies. Sea Containers Ltd’s policy prior to the bankruptcy filing data was to make provision of the net receivable due from Sea Containers Ltd Group’s subsidiary companies. The provision for charges noted above relates to increases in the net receivable balance due from group Companies in the month. That receivable balance increase largely arose from two sources. The first, was the transfer of two vessels between Sea Containers group Companies. The second largely arose from foreign exchange movements between Sea Containers Ltd and non U.S. dollar denominated companies.

SEA CONTAINERS SERVICES

BALANCE SHEET

		Unaudited	Unaudited
		October 31,	October 15,
	Note	2006	2006

Assets
Current assets
Cash and cash equivalents		$271,670	$274,533
Trade receivables		475,165	419,162
Due from related parties		5,789,600	4,805,049
Prepaid expenses and other current assets		13,252,836	14,242,002
Total current assets		19,789,271	19,740,747

Fixed assets, net		3,324,751	3,410,461

Investments		2,556,283	2,515,920
Intercompany receivables	(2)	35,355,343	29,746,215
Other assets		14,294	14,975
Total assets	(1)	$61,039,942	$55,428,318

(1) This statement of assets reflects Sea Containers Group’s internal accounting, on an unaudited and uncertified basis. As of October 31, 2006, Sea Containers Limited has not filed its form 10-K report for fiscal year ended December 31, 2005, nor has it filed form 10-Q reports for the quarters ended March 31, 2006, June 30, 2006, and September 30, 2006. In order to facilitate the preparation of Sea Containers Limited’s October 15, 2006 balance sheet, it was necessary to make certain assumption and estimates. The certification and audit process at December 31, 2006 year end may result in adjustments to the above stated assets. The foreign exchange rates used to translate October 31, 2006 and October 15, 2006 was $1.90 and $1.87 respectively.

(2) Sea Containers Services Ltd. has net intercompany receivables of $35,355,343. This represents gross intercompany receivables of $114,379,545 and gross intercompany payables of $79,024,201. The Sea Containers Group has a highly complex intercompany accounting process. The Sea Containers Group is currently in the process of evaluating all intercompany receivables and payables as part of its exercise to ascertain value held in subsidiary companies. Whilst this exercise remains ongoing Sea Containers Services Ltd. regards it as appropriate to reflect the full intercompany receivables and payables within its Balance Sheet on a net basis but it is possible that a full or partial provision against its intercompany balances will be required on completion of the evaluation.

		Unaudited	Unaudited
		October 31,	October 15,
	Note	2006	2006

Liabilities and shareholders’ equity
Current liabilities
Accounts payable		$4,465,371	$1,198,421
Accrued expenses		4,420,261	5,736,956
Current portion of long-term debt		1,836,525	1,807,527
Total current liabilities		10,722,156	8,742,905

Total Shareholders’ equity		50,317,786	46,685,414
Total liabilities and shareholders’ equity	(3), (4)	$61,039,942	$55,428,318

(3) This statement of liabilities reflects Sea Containers Group’s internal accounting, on an unaudited and uncertified basis.  As of October 31, 2006, Sea Containers Limited has not filed its form 10-K report for fiscal year ended December 31, 2005, nor has it filed form 10-Q reports for the quarters ended March 31, 2006, June 30, 2006 and September 30, 2006. . In order to facilitate the preparation of Sea Containers Limited’s October 15, 2006 balance sheet, it was necessary to make certain assumption and estimates. The certification and audit process at December 31, 2006 year end may result in adjustments to the above stated liabilities. The foreign exchange rates used to translate October 31, 2006 and October 15, 2006 was $1.90 and $1.87 respectively.

(4) The United Kingdom government Pensions Regulator (which regulates employment-based pension plans in the UK and aims to protect the benefits of members of UK pension plans) has issued notices to Sea Containers Ltd. on October 19, 2006 warning that the Regulator is considering exercising its powers to issue financial support directions (“FSDs”) to Sea Containers Ltd. under relevant UK pensions legislation, in respect of the Sea Containers 1983 Pension Scheme (the “1983 Scheme”) and the Sea Containers 1990 Pension Scheme (the “1990 Scheme”) (together the “Schemes”).

These are multi-employer defined benefit pension plans of Sea Containers Services Ltd., a UK subsidiary of Sea Containers Ltd. If FSDs are issued to Sea Containers Ltd., it may be liable to make a financial contribution to one or both of the Schemes which may be greater than the sum payable by Sea Containers Ltd. in respect of pension liabilities under the terms of a support agreement between Sea Containers Limited and Sea Containers Services Ltd. entered into in 1989 under which the UK subsidiary provides administrative services to Sea Containers Ltd. and other subsidiaries and is indemnified by Sea Containers Ltd. for the cost of those services.

The Trustees of the Schemes or their actuary have advised Sea Containers Ltd. that their current estimates of the cost of winding up the Schemes, including the cost of purchasing annuities to pay projected benefit obligations to Scheme participants, would be approximately £107 million ($201 million) for the 1983 Scheme (after giving effect to the withdrawal of a GE SeaCo SRL subsidiary from the 1983 Scheme) and approximately £27 million ($51 million) for the 1990 Scheme. These values are stated as at 31 December 2005 and are subject to revision.

Because the Schemes are multi-employer plans, the liabilities under them are shared among the participating companies. Sea Containers Ltd. cautions, however, that these estimated costs have not been agreed by Sea Containers Ltd. and that no FSDs have been issued. Sea Containers Ltd. is considering its reply to the Regulator’s warning notices and does not accept that it is reasonable or appropriate for the Regulator to issue FSDs.

SEA CONTAINERS SERVICES

STATEMENT OF OPERATIONS

		Unaudited
		For the Period 16th to
	Note	31st October 2006

Revenue		$1,136,728

Costs and expenses:
Operating costs	(6)	—
Selling, general and administrative expenses	(6)	(903,621)
Other charges		—
Depreciation & amortization		(66,405)
Total costs and expenses		(970,026)

Gains on sale of assets		—

Operating income		166,702

Other income (expense)
Interest income		8
Foreign exchange gains or (losses)		95
Interest expense, net of capitalized interest		(5,806)

Income before taxes		160,998
Income tax expense		—
Net income	(5)	$160,998

(5) This statement of operations reflects Sea Containers Group’s internal accounting, on an unaudited and uncertified basis.  As of October 31, 2006, Sea Containers Limited has not filed its form 10-K report for fiscal year ended December 31, 2005, nor has it filed form 10-Q reports for the quarters ended March 31, 2006, June 30, 2006 and September 30, 2006. In order to facilitate the preparation of Sea Containers Limited’s October 31, 2006 income statement, it was necessary to make certain assumption and estimates. The certification and audit process at December 31, 2006 year end may result in adjustments to the above stated revenues and expenses. The foreign exchange rates used to translate October 31, 2006 and October 15, 2006 was $1.90 and $1.87 respectively.

(6)  For operating, selling, general and administration expenses, where it was not possible to identify whether the cost was  pre or post Chapter 11 filing, such costs have been split on a pro rata basis.

SEA CONTAINERS CARIBBEAN INC.

BALANCE SHEET

		Unaudited	Unaudited
		October 31,	September 30,
	Note	2006	2006

Assets
Current assets
Cash and cash equivalents		$—	$—
Deferred tax		—	—
Due from related parties		—	—
Prepaid expenses and other current assets		—	—
Total current assets		—	—

Fixed assets, net		—	—

Investments		—	—
Intercompany receivables		—	—
Other assets		—	—
Total assets	(1)	$—	$—

(1) This statement of liabilities represents the Sea Containers Group’s internal accounting, on an unaudited and uncertified basis. As of October 31, 2006. Sea Containers Ltd. has not filed its from 10-K report for fiscal year ended December 31, 2005, nor has it filed from 10-Q reports for the quarters ended March 31, 2006, June 30, 2006 and September 30, 2006. The certification and audit process may result in adjustments to the above stated liabilities. Sea Containers Caribbean Inc. has not traded in the last twelve months.

		Unaudited	Unaudited
		October 31,	September 30,
	Note	2006	2006

Liabilities and shareholders’ equity
Current liabilities
Accounts payable		$3,530,094	$3,530,094
Accrued expenses			—
Current portion of long-term debt			—
Total current liabilities		3,530,094	3,530,094

Total shareholders’ equity		(3,530,094)	(3,530,094)
Total liabilities and shareholders’ equity	(2)	$—	$—

(2) This statement of liabilities represents the Sea Containers Group’s internal accounting, on an unaudited and uncertified basis.  As of October 31, 2006, Sea Containers Ltd. has not filed its form 10-K report for fiscal year ended December 31, 2005, nor has it filed form 10-Q reports for the quarters ended March 31, 2006, June 30, 2006 and September 30, 2006. The certification and audit process may result in adjustments to the above stated liabilities. Sea Containers Inc, has not traded in the last twelve months.

SCL Intercompany Balance As At

		October 31	October 15
		2006	2006	Movement
		$	$	$
Receivable	SC British Isles	116,545,639	114,711,670	1,833,969
	SC Services	76,120,500	79,431,281	(3,310,781)
	West Australia Line	1,222,855	1,222,855	0
	Ferry & Port Holdings	768,130,828	754,339,044	13,791,784
	SC Finland (Ex Silja Holdings)	71,346,522	71,346,522	(0)
	SC America Inc	8,196,197	8,196,197	0
	CMCI	2,611,781	2,611,781	0
	SC Asia Pte	668,397	668,397	0
	SC Australia	7,902,610	7,902,610	0
	Cooltainers	138,098	138,098	0
	SPC	270,447,995	270,198,642	249,353
	SC Brasilia	10,383,346	10,383,346	(0)
	Mobilbox	182	182	0
	Strider 2	4,222,504	4,222,504	0
	Vessel Holdings 3	7,644,985	7,644,985	0
	Strider 9	1,938,178	1,938,178	(0)
	Strider 10	8,821,179	8,821,179	0
	Technitank	600,000	600,000	0
	Boxer 2	2,731,302	2,731,302	0
	Boxer 3	13,419,698	13,419,698	0
	Contender 1	36,712,498	36,712,498	(0)
	Pacifica Ship Management	196,460	196,460	(0)
	Nagara Tam	854,524	854,524	(0)
	Nagara Ltd	1,052,675	1,052,675	(0)
	Seafast Management Services	63,965	63,965	(0)
	Paulista Containers	25,334,581	25,334,581	(0)
	Brasiluvas Agricola	3,207,531	3,207,531	(0)
	SC Properties	10,217,854	10,217,854	0
	Vessel Holdings	2,390,777	2,390,777	(0)
	SeaCat 2	20,013,417	20,013,417	0
	SeaCat 4	18,094,927	18,094,927	0
	SC Mauritius	52,102	52,102	(0)
	Freight containers India	18	18
	Super SeaCat 1	20,332,212	20,160,619	171,593
	Super SeaCat 2	25,554,693	25,726,285	(171,592)
	Super SeaCat 3	8,385,978	8,385,978	(0)
	Super SeaCat 4	12,814,375	12,814,375	(0)
	SeaCat Ltd	18,418,967	18,418,967	(0)
	SeaCat 6	12,357,765	12,357,765	0
	SeaCat 7	17,776,048	17,776,048	0
	SC Ropax	3,310,671	3,310,671	0
	SC Finance Ireland	0	0	0
	SC Opera	56,728,110	56,728,110	(0)
	SC Finnjet	20,260,748	20,260,748	0
	SeaCat Limited	2,777,900	2,777,900	0
	Fast Ferries Limited	3,362,260	3,362,260	(0)
	SC Treasury	10,463,000	10,463,000	0
		1,703,826,850	1,691,262,526	12,564,324

SCL Intercompany Balance As At

		October 31	October 15
		2006	2006	Movement
		$	$	$
Payable	Super SeaCat Italia	(130)	(130)	(0)
	SC Italia Holdings	(66,621)	(66,621)	(0)
	Hart Fenton	(11,453)	0	(11,453)
	SC Chartering	(64)	(68)	4
	Yorkshire Marine Containers	(11,354,778)	(11,179,704)	(175,074)
	Illustrated London News	(19,084,039)	(18,782,679)	(301,360)
	Silja Services	(18,308,919)	(18,308,919)	(0)
	Liverpool Dublin	(40)	(40)	(0)
	Hoverspeed	(0)		(0)
	Hoverspeed GB	(272,910)	(268,601)	(4,309)
	SC UK	(967,257,699)	(951,985,114)	(15,272,585)
	Burginhall 818	(38,002)	(37,402)	(600)
	SeaCo Parts Inc	(400,370)	(400,370)	0
	SC Ports & Ferries	(80,680,292)	(80,680,292)	0
	SC Iberia	(5,606,801)	(5,591,928)	(14,873)
	Contender 2	(5,116,079)	(5,116,079)	(0)
	Atlantic Maritime Services	(2,591,280)	(2,591,280)	(0)
	Marine Container Insurance	(11,761,727)	(11,761,727)	0
	Societe Bananiere De Motobe	(1,532,743)	(1,532,743)	0
	SC Holdings	(17,326,240)	(17,052,664)	(273,576)
	SC Finance Ireland	(5,015,145)	(5,015,145)	0
	SCL Activities	(38,451)	(38,451)	0
		(1,146,463,784)	(1,130,409,957)	(16,053,827)

	Net	557,363,066	560,852,569	(3,489,503)

SCL Intercompany Balance As At

	USD 1.90	USD 1.87
	Oct-31	Oct-15	£ > $1.9
	2006	2006	Movement	Movement
	£	£	£	$
			(payable up)	(payable up)
Receivable

SC British Isles	23,789,378	23,789,378	0	0
Ferry & Port Holdings	22,053,474	22,014,811	38,663	73,460
ILN	6,463,700	6,331,683	132,017	250,832
YMCL	4,796,803	4,771,280	25,523	48,494
Hart Fenton	1,061,869	1,029,041	32,828	62,374
SC Asia Pte	546,643	544,224	2,419	4,596
Periandros	463,861	457,933	5,928	11,264
Newhaven Marina	192,714	192,714	0	0
SC House Management	101,949	94,207	7,742	14,710
SC America Inc	29,112	29,112	0	0
Brasiluvas	8,333	4,301	4,032	7,661
Insurance Premiums to be recharged	691,925	691,925	0	0

	60,199,760	59,950,608	249,152	473,389

Payable

SCL	(40,063,421)	(42,476,621)	2,413,200	4,585,080
SC Property Services	(1,441,742)	(1,460,425)	18,683	35,498
Fairways & Swinford	(86,522)	(106,495)	19,973	37,948

	(41,591,685)	(44,043,541)	2,451,856	4,658,527

	18,608,075	15,907,067	2,701,008	5,131,916

	$	$
Receivable	114,379,545	112,107,637

Payable	(79,024,201)	(82,361,422)

	35,355,343	29,746,215

TAX PAYMENT ATTESTATION

Taxes

Pursuant to the Exempted Undertakings Tax Protection Act (Bermuda) 1966, Sea Containers Ltd., a company incorporated under the laws of Bermuda, is not subject to any tax on profits or income, or computed on any capital asset, gain or appreciation, or any tax in the nature of estate duty or inheritance.

Sea Containers Services Ltd. has paid post-petition tax payments as due.

Payroll Taxes Withheld and Paid

All payroll taxes of Sea Containers Services Ltd. have been fully paid for the period covered by this report.

STATEMENT REGARDING INSURANCE POLICIES

All insurance policies for the Debtors have been fully paid for the period covered by this report, including workers compensation and disability insurance.

Sea Containers Limited

Reporting Date	October 31, 2006

Accounts Receivable Reconciliation and Aging

$
Total accounts receivable at the beginning of the reporting period	3,012,892.45

Add Amounts billed during the period	1, 167,485.76

Less Amounts collected during the period	(764,334.30)

Other movements	(445,298.45)

Total accounts receivable at the end of the reporting period	2,970,746.46

Accounts Receivable Ageing

0 – 30	days old	363,573.09

31 – 60	days old	1,263,580.22

61 – 90	days old	413,064.21

91 +	days old	930,527.94

Total accounts receivable		2,970,745.46

Amounts considered uncollectible (net)		(1,773,627.72)

Accounts receivable net		1,197,117.74

Sea Containers Services Ltd.

Reporting Date	October 31, 2006

Accounts Receivable Reconciliation and Aging

$
Total accounts receivable at the beginning of the reporting period	878,582.27

Add Amounts billed during the period	321,582.58

Less Amounts collected during the period	(739,093.37)

Other movements (foreign exchange)	14,094.52

Total accounts receivable at the end of the reporting period	475,166.00

Accounts Receivable Ageing

0 – 30	days old	475,166.00

31 – 60	days old	—

61 – 90	days old	—

91 +	days old	—

Total accounts receivable		475,166.00

Amounts considered uncollectible (net)		—

Accounts receivable net		475,166.00

DEBTORS QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

SEA CONTAINERS LTD., et al

MONTHLY OPERATING REPORT, NOVEMBER 2006

NOTES TO MONTHLY OPERATING REPORT

General

For financial reporting purposes, Sea Containers Ltd. prepares consolidated financial statements relating to Sea Containers Ltd. and its affiliates and subsidiaries (the “Sea Containers Group”) that are filed with the Securities and Exchange Commission (the “SEC”).  Unlike the consolidated financial statements, the financial statements in this report reflect only the assets and liabilities of each individual Debtor (as defined below).

The information furnished in this report includes primarily normal recurring adjustments and reflects all adjustments which are, in the opinion of management, necessary for a fair presentation of such financial information.  Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted.

The financial statements in this report represent the company’s internal accounting, on an unaudited and uncertified basis.  As of December 31, 2006, Sea Containers Ltd. has not filed its form 10-K report for fiscal year ended December 31, 2005, nor has it filed form 10-Q reports for the quarters ended March 31, 2006, June 30, 2006 and September 31, 2006.  The certification and audit process may result in adjustments to the stated assets and liabilities.

Chapter 11 Reorganization Proceedings

On October 15, 2006 (the “Petition Date”), Sea Containers Ltd. (“SCL”), Sea Containers Services Ltd. (“Services”) and Sea Containers Caribbean Inc. (“SCCI”) (each a “Debtor” and collectively, the “Debtors”) each filed a voluntary petition for relief under chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”).  The cases were consolidated for the purpose of joint administration. The Debtors are operating their businesses as debtors-in-possession (“DIP”) pursuant to the Bankruptcy Code.  An official committee of unsecured creditors has been appointed for SCL (the “SCL Committee”) and an official committee of unsecured creditors has been appointed for Services (the “Services Committee”).

Pursuant to the provisions of the Bankruptcy Code, all actions to collect upon any of the Debtors’ liabilities as of the Petition Date or to enforce pre-petition contractual obligations are automatically stayed.  Absent approval from the Bankruptcy Court, the Debtors are prohibited from paying pre-petition obligations.  In addition, as a consequence of the chapter 11 filing, pending litigation against the Debtors is generally stayed, and no party may take any action to collect pre-petition claims except pursuant to an order of the Bankruptcy Court.  However, the Debtors have requested that the Bankruptcy Court approve certain pre-petition liabilities, such as employee wages and benefits and certain other pre-petition obligations.  While the Debtors are subject to chapter 11, all transactions of the Debtors outside the ordinary course of business will require the prior approval of the Bankruptcy Court.

At the Initial Debtors Interview with the United States Trustee on November 21, 2006, it was agreed that the Debtors’ Monthly Operating Report should consist of the following:

•                  Consolidating Schedule of Cash Receipts and Disbursements by Debtor.

•                  List of all bank accounts detailing the bank, account description, account number, and month end book balance.  Attestation that all bank reconciliations have been performed.

•                  Balance Sheets for Each Debtor.

•                  Schedules of the intercompany activity.

•                  Income Statements for each Debtor.(1)

•                  Schedule of Post-Petition fiduciary taxes – Provide Attestation that all taxes are current.

•                  Schedule of Unpaid Post-Petition Debts.

•                  Schedule of Accounts Receivable and Aging.

•                  Debtor Questionnaire.

(1)                                  No income statement has been prepared for Sea Containers Caribbean Inc. since it has not traded in the last 12  months.

In Re: Sea Containers Limited	Cash No:	06-1156 (KJC)
	Reporting Dates:	November 1 - November 30, 2006

Schedule of Cash Receipts and Disbursements

										Bank of	Bank of	Bank of	Bank of	Bank of
	JP Morgan		JP Morgan	JP Morgan	JP Morgan	JP Morgan	JP Morgan	NatWEst	Barclays	America	America	Scotland	Scotland	Scotland
	A/C 704		A/C 702	A/C 705	A/C 501	A/C 705	A/C 382	A/C 886	A/C399	A/C 015	A/C 023	A/C USD01	A/C 242	A/C 001
Cash beginning of month	$ 134,995.00		$ 0.00	$ 0.00	$ 81,841.00	$ 38,642.00	$ 40,700.00	$ 737,315.00	$ 27.00	$ 1,065,915.00	$ 0.00	$ 435.00	$ 1,168.00	$ 0.00

Receipts
Cash Sales
Accounts Receivable						$ 112,000.00
Loans and Advances
Sale of Assets
Foreign Exchange Revaluation							$ 78.00	$ 44.00		$ 16,091.00
Interest Income
Sweep from SCS										$ 821,779.00
Intra company sweep	$ -82,000.00		$ -2,283,000.00			$ -120,000.00				$ 268,647.00	$ -268,647.00
Income received from Ge Seaco			$ 2,542,335.00
Container Rental					$ 38,338.00	$ 55,951.00					$ 440,128.00
Total Receipts	$ -82,00.00	0	$ 259,335.00	$ 0.00	$ 38,338.00	$ 47,951.00	$ 78.00	$ 44.00	$ 0.00	$ 1,106,517.00	$ 171,481.00	$ 0.00	$ 0.00	$ 0.00

Disbursements
Net Payroll
Payroll Taxes
Sales Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
S, G & A costs	$ 380.00		$ 259,335.00		$ 21,794.00	$ 26,546.00					$ 5,928.00
Selling
Other (Attach List)
Bank Charges
Owner Draw *
Transfers (To DIP Accts)
Sweep movement
Professional Fees
U.S. Trustee Quarterly Fees
Court Costs
Total Disbursements	$ 380.00		$ 259,335.00	$ 0.00	$ 21,794.00	$ 26,546.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 5,928.00	$ 0.00	$ 0.00	$ 0.00

Net Cash Flow (Receipts Less Disbursements)	$ -82,38.00	0	$ 0.00	$ 0.00	$ 16,544.00	$ 21,405.00	$ 78.00	$ 44.00	$ 0.00	$ 1,106,517.00	$ 165,553.00	$ 0.00	$ 0.00	$ 0.00

Cash End of Month	$ 52,615.00		$ 0.00	$ 0.00	$ 98,385.00	$ 60,047.00	$ 40,778.00	$ 737,359.00	$ 27.00	$ 2,172,432.00	$ 165,553.00	$ 435.00	$ 1,168.00	$ 0.00

* Compensation To Sole Proprietors For Services Rendered To Bankruptcy Estate

In Re: Sea Containers Limited	Cash No:	06-1156 (KJC)
	Reporting Dates:	November 1 - November 30, 2006

Schedule of Cash Receipts and Disbursements Continued

	Societe	Societe	Commerce	JPMC	Marine	Bank of	Bank of	Barclays
	Generale	Generale	Bank	SCL Deposit	Midland	Bermuda	Bermuda	Bank	Current Month		Cumulative Filing to date
	A/C N/A	A/C 032	A/C 282	A./C 706	A/C 298.2	A/C 52590	A/C 5539	A/C INS & TEE	Actual	Projected	Actual	Projected
Cash beginning of month	$ 49,041,749.00	$ 2,719.00	$ 250,970.00	$ 32,148.00	$ 151,546.00	$ 27,029.00	$ 1,865.00	$ 475,000.00	$ 52,084,064.00	$ 0.00	$ 52,084,064.00	$ 0.00

Receipts
Cash Sales									$ 0.00		$ 0.00
Accounts Receivable									$ 112,000.00		$ 112,000.00
Loans and Advances									$ 0.00		$ 0.00
Sale of Assets									$ 0.00		$ 0.00
Foreign Exchange Revaluation		$ 80.00						$ 7,500.00	$ 23,793.00		$ 23,793.00
Interest Income	$ 213,834.00		$ 20.00						$ 213,854.00		$ 213,854.00
Sweep from SCS									$ 821,779.00		$ 821,779.00
Intra company sweep	$ 2,485,000.00					$ -5,000.00	$ 5,000.00		$ 0.00		$ 0.00
Income received from Ge Seaco									$ 2,542,335.00		$ 2,542,335.00
Container Rental					$ -12,590.00				$ 521,908.00		$ 521,908.00
Total Receipts	$ 2,698,834.00	$ 80.00	$ 20.00	$ 0.00	$ -12,509.00	$ -5,000.00	$ 5,000.00	$ 7,500.00	$ 4,235,669.00	$ 0.00	$ 4,235,669.00	$ 0.00

Disbursements
Net Payroll									$ 0.00		$ 0.00
Payroll Taxes									$ 0.00		$ 0.00
Sales Use & Other Taxes									$ 0.00		$ 0.00
Inventory Purchases									$ 0.00		$ 0.00
Secured/Rental/Leases									$ 0.00		$ 0.00
Insurance									$ 0.00		$ 0.00
S, G & A costs				$ 125.00			$ -2,339.00		$ 311,769.00		$ 311,769.00
Selling									$ 0.00		$ 0.00
Other (Attach List)									$ 0.00		$ 0.00
Bank Charges									$ 0.00		$ 0.00
Owner Draw *									$ 0.00		$ 0.00
Transfers (To DIP Accts)									$ 0.00		$ 0.00
Sweep movement									$ 0.00		$ 0.00
Professional Fees									$ 0.00		$ 0.00
U.S. Trustee Quarterly Fees									$ 0.00		$ 0.00
Court Costs									$ 0.00		$ 0.00
Total Disbursements	$ 0.00	$ 0.00	$ 0.00	$ 125.00	$ 0.00	$ 0.00	$ -2,339.00	$ 0.00	$ 311,769.00	$ 0.00	$ 311,769.00	$ 0.00

Net Cash Flow (Receipts Less Disbursements)	$ 2,698,834.00	$ 80.00	$ 20.00	$ -125.00	$ -12,509.00	$ -5,000.00	$ 7,339.00	$ 7,500.00	$ 3,923,900.00	$ 0.00	$ 3,923,900.00	$ 0.00

Cash End of Month	$ 51,740,583.00	$ 2,799.00	$ 250,990.00	$ 32,023.00	$ 139,037.00	$ 22,029.00	$ 9,204.00	$ 482,500.00	$ 56,007,964.00	$ 0.00	$ 56,007,964.00	$ 0.00

* Compensation To Sole Proprietors For Services Rendered To Bankruptcy Estate

The Following Section Must Be Completed

Disbursements For Calculating U.S. Trustee Quarterly Fees (From Current Month Actual Column)
Total Disbursements	$ 311,769.00
Less: Transfers To Debtor In Possession Accounts	$ 0.00
Plus: Estate Disbursements Made By Outside Sources (i.e. From Escrow Accounts)	$ 0.00
Total Disbursements For Calculating U.S. Trustee Quarterly Fees	$ 311,769.00

In Re: Sea Containers Services	Cash No:	06-11156 (KJC)
	Reporting Dates:	November 1 - November 30, 2006

Schedule of Cash Receipts and Disbursements in $USD
£ > $ $1.93		(Conversion rate: £ = $1.93)

	NatWest PLC	Barclays Bank	Bank of America		Bank of Scotland	Commerce Bank		Current Month			Cumulative Filing to date
	A/C # 420	A/C 724	A/C 013		A/C 234	A/C 131		Actual		Projected	Actual	Projected
Cash beginning of month	$ 0.00	$ 0.00	$ -3,00.00	0	$ 3,504.00	$ 250,000.00		$ 250,504.00		$ 0.00	$ 250,504.00	$ 0.00

Receipts
Foreign exchange			$ -45.54		$ 54.92			$ 9.38			$ 9.38
Accounts Receivable			$ 347,201.21					$ 347,201.21			$ 347,201.21
Loans and Advances			$ 232,812.04					$ 232,812.04			$ 232,812.04
Sale of Assets			$ 23,839.36					$ 23,839.36			$ 23,839.36
Funding From SCL			$ 0.00					$ 0.00
Other (attach list)			$ 343.54					$ 343.54			$ 343.54
Tax refund			$ 882,195.28					$ 882,195.28			$ 882,195.28
Total Receipts	$ 0.00	$ 0.00	$ 1,486,345.89		$ 54.92	$ 0.00	$ 0.00	$ 1,486,400.81		$ 0.00	$ 1,486,400.81	$ 0.00

Disbursements
Net Payroll			$ 276,900.96					$ 276,900.96			$ 276,900.96
Payroll Taxes								$ 0.00			$ 0.00
Sales Use & Other Taxes								$ 0.00			$ 0.00
Inventory Purchases								$ 0.00			$ 0.00
Secured/Rental/Leases								$ 0.00			$ 0.00
Pension			$ 124,129.88					$ 124,129.88			$ 124,129.88
Administrative			$ 180,115.32					$ 180,115.32			$ 180,115.32
Selling			$ 23,407.04					$ 23,407.04			$ 23,407.04
Rates (Real Estate Tax)			$ 115,890.71					$ 115,890.71			$ 115,890.71
Other (Attach List)								$ 0.00			$ 0.00
Owner Draw *								$ 0.00			$ 0.00
Transfers (To DIP Accts)								$ 0.00			$ 0.00
Sweep to SCL			$ 821,778.56					$ 821,778.56			$ 821,778.56
Professional Fees								$ 0.00			$ 0.00
U.S. Trustee Quarterly Fees								$ 0.00			$ 0.00
Court Costs								$ 0.00			$ 0.00
Total Disbursements	$ 0.00	$ 0.00	$ 1,542,222.47		$ 0.00	$ 0.00	$ 0.00	$ 1,542,222.47		$ 0.00	$ 1,542,222.47	$ 0.00

Net Cash Flow (Receipts Less Disbursements)	$ 0.00	$ 0.00	$ -55,876.58		$ 54.92	$ 0.00	$ 0.00	$ -55,821.6	6	$ 0.00	$ -55,821.66	$ 0.00

Cash End of Month	$ 0.00	$ 0.00	$ -55,876.58		$ 3,558.92	$ 250,000.00	$ 0.00	$ 194,682.34		$ 0.00	$ 194,682.34	$ 0.00

* Compensation To Sole Proprietors For Services Rendered To Bankruptcy Estate

The Following Section Must Be Completed

Disbursements For Calculating U.S. Trustee Quarterly Fees (From Current Month Actual Column)**
Total Disbursements	$ 1,542,222.47
Less: Transfers To Debtor In Possession Accounts	$ 821,778.56
Plus: Estate Disbursements Made By Outside Sources (i.e. From Escrow Accounts)	$ 0.00
Total Disbursements For Calculating U.S. Trustee Quarterly Fees	$ 720,443.91

** During this November reporting period, Sea Containers Services Ltd did not make any disbursements on behlaf of Sea Containers Ltd.

Reconciliation books to ledger	USD $0
Cash in bank at the end of the month	$ 194,682.34
Petty Cash	$ 17,711.61
Foreign Translation adjustment on Commerce Bank $250,000	$ 10,810.55
Balance per Sea Containers Services Financials 30 November 2006	$ 223,204.50

BANK RECONCILIATIONS

The Debtors confirm and attest that all bank reconciliations have been performed for Sea Containers Ltd. and Sea Containers Services Ltd.

Bank reconciliations are not applicable to Sea Containers Caribbean Inc. because it does not have any bank accounts.

SEA CONTAINERS LTD

BALANCE SHEET

		Unaudited	Unaudited
		November 30,	October 15,
	Note	2006	2006

Assets
Current assets
Cash and cash equivalents		$56,007,964	$50,100,986
Trade receivables - less allowances for doubtful accounts of $1.773 million		1,917,770	1,955,441
Due from related parties	(4)	8,201,195	13,481,857
Prepaid expenses and other current assets		6,524,397	1,718,439
Total current assets		72,651,326	67,256,723

Fixed assets, net	(5)	—	—

Long-term equipment sales receivable, net	(5)	—	—
Investment in group companies	(2)	—	—
Intercompany receivables	(3)	—	—
Investment in equity ownership interests	(6)	202,366,216	197,742,498
Other assets	(7)	3,378,541	3,424,161
Total assets	(1)	$278,396,083	$268,423,382

(1) Sea Containers Ltd does not produce Company only accounts. This statement of assets represents Sea Containers Group’s internal accounting, on an unaudited and uncertified basis. As of November 30, 2006, Sea Containers Group has not filed its form 10-K report for fiscal year ended December 31, 2005, nor has it filed form 10-Q reports for the quarters ended March 31, 2006, June 30, 2006 and September 30, 2006. In order to facilitate the preparation of Sea Containers Ltd’s. October 15, 2006 balance sheet, it was necessary to make certain assumption and estimates. The certification and audit process at December 31, 2006 year end may result in adjustments to the above stated assets. The foreign exchange rates used to translate November 30, 2006 and October 15, 2006 was $1.93 and $1.87 respectively.

(2)  As the parent Company for the Sea Containers Group, Sea Containers Ltd has an amount of $323,377,414 recorded in its books as an investment in subsidiary companies. Sea Containers Ltd is presently undergoing an exercise to ascertain the value contained within its subsidiaries that will become available to the shareholders of Sea Containers Ltd. Management’s current view is that this investment is significantly impaired; therefore, whilst this exercise is underway, Sea Containers Ltd feels it appropriate to make full provision against the investment in subsidiaries.

(3) The Sea Containers Group has a highly complex intercompany matrix that involves a large number of amounts receivable and payable. These are held as gross figures within the individual company accounting records but are netted off for the purposes of external presentation. Sea Containers Ltd is in the process of evaluating all intercompany receivables and payables as part of its exercise to ascertain value held in subsidiary companies. Sea Containers Ltd has a net intercompany receivable from its direct and indirect subsidiaries of $550,319,055. This represents a gross intercompany payable of $1,162,489,325 and a gross intercompany receivable of $1,712,808,380. Full provision has been made against this net amount whilst the exercise to ascertain value is underway. It is possible that individual subsidiaries may have a claim against Sea Containers Ltd and the netting off exercise in Sea Containers Ltd’s accounts is not prejudicial to any such claim that a subsidiary may have.

(4) The amounts due from related parties largely consist of an amount due from GE SeaCo. This amount represents the anticipated recovery from GE SeaCo on completion of an expected set-off agreement which is currently being negotiated between Sea Containers Ltd, Sea Containers Group Companies and GE SeaCo Group Companies.

(5) Fixed assets and long-term equipment sales receivable relate to containers. On October 3, 2006, Sea Containers Ltd transferred the majority of these containers to a Special Purpose Company wholly owned by Sea Containers Ltd to enable refinancing of the container fleet. These containers were transferred at Net Book Value. On October 12, 2006, the remaining assets were sold to a third party.

(6) This balance almost entirely consists of the carrying value of Sea Containers Ltd investment in GE SeaCo.

(7) $3.35 million of the Other Assets balance represent the unamortized part of capitalised finance costs in relation to certain of Sea Containers Ltd senior loan notes that were outstanding at November 30, 2006.

		Unaudited	Unaudited
		November 30,	October 15,
	Note	2006	2006

Liabilities and shareholders' equity
Current liabilities
Accounts payable		$2,809,381	$3,372,476
Accrued expenses		29,436,083	22,843,429
Current portion of long-term debt	(11)	26,795,063	25,926,107
Current portion of senior notes		385,069,151	384,938,936
Total current liabilities		444,109,678	437,080,948

Total shareholders' equity	(10)	(165,713,595)	(168,657,566)
Total liabilities and shareholders' equity	(8), (9)	$278,396,083	$268,423,382

(8) Sea Containers Ltd does not produce Company only accounts. This statement of liabilities and shareholder’s equity represents Sea Containers Group’s internal accounting, on an unaudited and uncertified basis. As of November 30, 2006, Sea Containers Group has not filed its form 10-K report for fiscal year ended December 31, 2005, nor has it filed form 10-Q reports for the quarters ended March 31, 2006, June 30, 2006 and September 31, 2006.  In order to facilitate the preparation of Sea Containers Ltd’s October 15, 2006 balance sheet, it was necessary to make certain assumption and estimates. The certification and audit process at December 31, 2006 year end may result in adjustments to the above stated liabilities. The foreign exchange rates used to translate November 30, 2006 and October 15, 2006 was $1.93 and $1.87 respectively.

(9) The United Kingdom government Pensions Regulator (which regulates employment-based pension plans in the UK and aims to protect the benefits of members of UK pension plans) has issued notices to Sea Containers Ltd on October 19, 2006 warning that the Regulator is considering exercising its powers to issue financial support directions (“FSDs”) to Sea Containers Ltd under relevant UK pensions legislation, in respect of the Sea Containers 1983 Pension Scheme (the “1983 Scheme”) and the Sea Containers 1990 Pension Scheme (the “1990 Scheme”) (together the “Schemes”).

These are multi-employer defined benefit pension plans of Sea Containers Services Ltd., a UK subsidiary of the Group. If FSDs are issued to Sea Containers Ltd, it may be liable to make a financial contribution to one or both of the Schemes which may be greater than the sum payable by Sea Containers Ltd in respect of pension liabilities under the terms of a support agreement between Sea Containers Ltd and Sea Containers Services Ltd. entered into in 1989 under which the UK subsidiary provides administrative services to Sea Containers Group and other subsidiaries and is indemnified by Sea Containers Ltd for the cost of those services.

The Trustees of the Schemes or their actuary have advised Sea Containers Ltd that their current estimates of the cost of winding up the Schemes, including the cost of purchasing annuities to pay projected benefit obligations to Scheme participants, would be approximately £107 million ($201 million) for the 1983 Scheme (after giving effect to the withdrawal of a GE SeaCo SRL subsidiary from the 1983 Scheme) and approximately £27 million ($51 million) for the 1990 Scheme. These values are subject to revision.

Because the Schemes are multi-employer plans, the liabilities under them are shared among the participating companies. Sea Containers Ltd cautions, however, that these estimated costs have not been agreed by Sea Containers Ltd and that no FSDs have been issued. Sea Containers Ltd is considering its reply to the Regulator’s warning notices and does not accept that it is reasonable or appropriate for the Regulator to issue FSDs.

(10) Shareholders’ Equity is calculated after all adjustments that have been noted in notes (1) to (9) above.  In particular, the treatment of investments in group companies and net intercompany receivables as discussed in notes (3) and (4) have a material effect on Shareholders’ Equity. Any adjustment to this policy which may arise on completion of the exercise to ascertain value held in subsidiary companies and the associated evaluation of intercompany receivables and payables may have a material impact on Shareholders’ Equity as stated.

(11) The Current portion of long term debt consists of loans from HSH Nordbank, for a ship acquisition and Silverpoint, who made certain payments on behalf of Sea Containers Ltd to shareholders of another company.

SEA CONTAINERS LTD

STATEMENT OF OPERATIONS

		Unaudited	Unaudited
		One Month Ended	For the Period Oct 16
	Note	November 30, 2006	to Nov 30, 2006

Revenue	(12)	$1,342,882	$2,743,835

Costs and expenses:
Operating costs		27,402	276,756
Selling, general and administrative expenses		(4,183,914)	(4,362,434)
Reorganisation costs	(14)	—	—
Charges to provide against intercompany accounts	(13)	7,044,011	10,532,774
Depreciation & amortization		—	—
Total costs and expenses		2,887,499	6,447,096

Loss on sale of assets		—	—

Operating income		4,230,381	9,190,931

Other income (expense)
Interest income		218,643	381,891
Foreign exchange gains or (losses)		23,237	37,901
Interest expense, net of capitalized interest		(3,483,956)	(5,233,394)

Income before taxes		988,304	4,377,328
Income tax expense		(100,000)	(151,614)
Net profit	(11)	$888,304	$4,225,714

(11) Sea Containers Ltd does not produce Company only accounts. This statement of operations represents Sea Containers Group’s internal accounting, on an unaudited and uncertified basis. As of November 30, 2006, Sea Containers Group has not filed its form 10-K report for fiscal year ended December 31, 2005, nor has it filed form 10-Q reports for the quarters ended March 31, 2006, June 30, 2006 and September 30, 2006.  In order to facilitate the preparation of Sea Containers Ltd’s October 15, 2006 income statement, it was necessary to make certain assumption and estimates. The certification and audit process at December 31, 2006 year end may result in adjustments to the above stated revenues and expenses. The foreign exchange rates used to translate November 30, 2006 and October 31, 2006 was $1.93 and $1.90 respectively.

 (12) Revenue includes $3,366,000 in respect of Sea Containers Ltd equity interest in GE SeaCo, $135,000 in respect of Sea Containers Ltd’s share of the losses incurred by Speedlines in which Sea Containers Ltd has an equity interest and a refund of Chassis rental income accounted for in prior years of $1,888,000 which has now been credited to Sea Containers America Inc.

(13)  Sea Containers Ltd policy prior to the bankruptcy filing date was to make provisions for the net receivable due from Sea Containers Ltd Group’s Subsidiary Companies. The provision for charges noted above relates to decreases in the net receivable balance due from group Companies in the month. The movement in the net receivable balance largely arose from foreign exchange movements between Sea Containers Ltd and non US dollar denominated companies.

(14)  As at November 30, 2006 no professional fees have been paid because professionals in the case have not yet had their fee applications approved by the bankruptcy court.

SEA CONTAINERS SERVICES

BALANCE SHEET

		Unaudited	Unaudited
		November 30,	October 15,
	Note	2006	2006

Assets
Current assets
Cash and cash equivalents		$223,206	$274,533
Trade receivables		259,095	419,162
Due from related parties		5,890,101	4,805,049
Prepaid expenses and other current assets		6,898,193	14,242,003
Total current assets		13,270,596	19,740,747

Fixed assets, net		3,280,027	3,410,461

Investments		2,596,645	2,515,920
Intercompany receivables	(2)	42,852,621	29,746,215
Other assets		12,705	14,975
Total assets	(1)	$62,012,595	$55,428,318

(1) This statement of assets reflects Sea Containers Group’s internal accounting, on an unaudited and uncertified basis. As of November 30, 2006, Sea Containers Limited has not filed its form 10-K report for fiscal year ended December 31, 2005, nor has it filed form 10-Q reports for the quarters ended March 31, 2006, June 30, 2006, and September 30, 2006.  In order to facilitate the preparation of Sea Containers Services Limited’s October 15, 2006 balance sheet, it was necessary to make certain assumption and estimates. The certification and audit process at December 31, 2006 year end may result in adjustments to the above stated assets. The foreign exchange rates used to translate November 30, 2006 and October 15, 2006 was $1.93 and $1.87 respectively.

(2) Sea Containers Services Ltd. has net intercompany receivables of $42,852,621. This represents gross intercompany receivables of $116,754,493 and gross intercompany payables of 73,901,872. The Sea Containers Group has a highly complex intercompany accounting process. The Sea Containers Group is currently in the process of evaluating all intercompany receivables and payables as part of its exercise to ascertain value held in subsidiary companies. Whilst this exercise remains ongoing Sea Containers Services Ltd. regards it as appropriate to reflect the full intercompany receivables and payables within its Balance Sheet on a net basis but it is possible that a full or partial provision against its intercompany balances will be required on completion of the evaluation.

SEA CONTAINERS SERVICES

BALANCE SHEET

		Unaudited	Unaudited
		November 30,	October 15,
	Note	2006	2006

Liabilities and shareholders’ equity
Current liabilities
Accounts payable		$2,806,523	$1,198,421
Accrued expenses		6,109,749	5,736,956
Current portion of long-term debt		1,660,779	1,807,527
Total current liabilities		10,577,050	8,742,904

Total shareholders’ equity		51,435,544	46,685,414
Total liabilities and shareholders’ equity	(3), (4)	$62,012,595	$55,428,318

(3) This statement of liabilities reflects Sea Containers Group’s internal accounting, on an unaudited and uncertified basis.  As of November 30, 2006, Sea Containers Limited has not filed its form 10-K report for fiscal year ended December 31, 2005, nor has it filed form 10-Q reports for the quarters ended March 31, 2006, June 30, 2006 and September 30, 2006. In order to facilitate the preparation of Sea Containers Services Limited’s October 15, 2006 balance sheet, it was necessary to make certain assumption and estimates. The certification and audit process at December 31, 2006 year end may result in adjustments to the above stated liabilities. The foreign exchange rates used to translate November 30, 2006 and October 15, 2006 was $1.93 and $1.87 respectively.

(4) The United Kingdom government Pensions Regulator (which regulates employment-based pension plans in the UK and aims to protect the benefits of members of UK pension plans) has issued notices to Sea Containers Ltd. on October 19, 2006 warning that the Regulator is considering exercising its powers to issue financial support directions (“FSDs”) to Sea Containers Ltd. under relevant UK pensions legislation, in respect of the Sea Containers 1983 Pension Scheme (the “1983 Scheme”) and the Sea Containers 1990 Pension Scheme (the “1990 Scheme”) (together the “Schemes”).

These are multi-employer defined benefit pension plans of Sea Containers Services Ltd., a UK subsidiary of Sea Containers Ltd. If FSDs are issued to Sea Containers Ltd., it may be liable to make a financial contribution to one or both of the Schemes which may be greater than the sum payable by Sea Containers Ltd. in respect of pension liabilities under the terms of a support agreement between Sea Containers Limited and Sea Containers Services Ltd. entered into in 1989 under which the UK subsidiary provides administrative services to Sea Containers Ltd. and other subsidiaries and is indemnified by Sea Containers Ltd. for the cost of those services.

The Trustees of the Schemes or their actuary have advised Sea Containers Ltd. that their current estimates of the cost of winding up the Schemes, including the cost of purchasing annuities to pay projected benefit obligations to Scheme participants, would be approximately £107 million ($201 million) for the 1983 Scheme (after giving effect to the withdrawal of a GE SeaCo SRL subsidiary from the 1983 Scheme) and approximately £27 million ($51 million) for the 1990 Scheme. These values are stated as at 31 December 2005 and are subject to revision.

Because the Schemes are multi-employer plans, the liabilities under them are shared among the participating companies. Sea Containers Ltd. cautions, however, that these estimated costs have not been agreed by Sea Containers Ltd. and that no FSDs have been issued. Sea Containers Ltd. is considering its reply to the Regulator’s warning notices and does not accept that it is reasonable or appropriate for the Regulator to issue FSDs.

SEA CONTAINERS SERVICES

STATEMENT OF OPERATIONS

		Unaudited	Unaudited
		One Month Ended	For the period Oct 16
	Note	November 30, 2006	to Nov 30, 2006

Revenue		$418,420	$1,555,148

Costs and expenses:
Operating costs		—	—
Selling, general and administrative expenses	(6)	38,281	(865,340)
Reorganisation costs	(7)	—	—
Other charges		—	—
Depreciation & amortization		(102,752)	(169,157)
Total costs and expenses		(64,470)	(1,034,496)

Gains on sale of assets		—	—

Operating income		353,950	520,652

Other income (expense)
Interest income		—	8
Foreign exchange gains or (losses)		(35,864)	(35,769)
Interest expense, net of capitalized interest		(2,537)	(8,343)

Income before taxes		315,549	476,548
Income tax expense		—	—
Net income	(5)	$315,549	$476,548

(5) This statement of operations reflects Sea Containers Group’s internal accounting, on an unaudited and uncertified basis.  As of November 30, 2006, Sea Containers Limited has not filed its form 10-K report for fiscal year ended December 31, 2005, nor has it filed form 10-Q reports for the quarters ended March 31, 2006, June 30, 2006 and September 30, 2006. In order to facilitate the preparation of Sea Containers Services Limited’s October 15, 2006 balance sheet, it was necessary to make certain assumption and estimates. The certification and audit process at December 31, 2006 year end may result in adjustments to the above stated revenues and expenses. The foreign exchange rates used to translate November 30, 2006 and October 31, 2006 was $1.93 and $1.90 respectively.

(6) Selling, general and administrative expenses include credit notes totalling $3,749,538 issued by some of the Company’s professional advisors in respect of invoices issued in October. These costs have now been invoiced to Sea Containers Limited, the Company’s ultimate parent.

(7)  As at November 30, 2006 no professional fees have been paid because professionals in the case have not yet had their fee applications approved by the bankruptcy court.

SEA CONTAINERS CARIBBEAN

BALANCE SHEET

		Unaudited	Unaudited
		November 30,	October 31,
	Note	2006	2006

Assets
Current assets
Cash and cash equivalents		$—	$—
Deferred tax		—	—
Due from related parties		—	—
Prepaid expenses and other current assets		—	—
Total current assets		—	—

Fixed assets, net		—	—

Investments		—	—
Intercompany receivables		—	—
Other assets		—	—
Total assets	(1)	$—	$—

1) This statement of assets represents Sea Containers Group's internal accounting, on an unaudited and uncertified basis.  As of November 30, 2006, Sea Containers Group has not filed its form 10-K report for fiscal year ended December 31, 2005, nor has it filed form 10-Q reports for the quarters ended March 31, 2006, June 30, 2006 and September 30, 2006. The certification and audit process may result in adjustments to the above stated assets. Sea Containers Caribbean Inc has not traded in the last twelve months.

SEA CONTAINERS CARIBBEAN

BALANCE SHEET

		Unaudited	Unaudited
		November 30,	October 31,
	Note	2006	2006

Liabilities and shareholders’ equity
Current liabilities
Accounts payable		$3,530,094	$3,530,094
Accrued expenses			—
Current portion of long-term debt			—
Total current liabilities		3,530,094	3,530,094

Total shareholders’ equity		(3,530,094)	(3,530,094)
Total liabilities and shareholders’ equity	(2)	$—	$—

(2) This statement of liabilities represents Sea Containers Group’s internal accounting, on an unaudited and uncertified basis.  As of November 30, 2006, Sea Containers Ltd has not filed its form 10-K report for fiscal year ended December 31, 2005, nor has it filed form 10-Q reports for the quarters ended March 31, 2006, June 30, 2006 and September 30, 2006. The certification and audit process may result in adjustments to the above stated liabilities. The Company has not traded in the last twelve months.

SCL Intercompany Balance As At

	November 30	October 31
	2006	2006	Movement
	$	$	$
Receivable

SC British Isles	118,108,833	116,545,639	1,563,194
SC Services	71,095,578	76,120,500	(5,024,922)
West Australia Line	1,222,855	1,222,855	0
Ferry & Port Holdings	780,668,725	768,130,829	12,537,896
SC Finland (Ex Silja Holdings)	71,429,210	71,346,522	82,688
SC America Inc	8,110,045	8,196,197	(86,152)
CMCI	2,611,781	2,611,781	0
SC Asia Pte	668,397	668,397	0
SC Australia	7,902,610	7,902,610	0
Cooltainers	138,098	138,098	0
SPC	270,062,344	270,447,995	(385,652)
SC Brasilia	10,383,346	10,383,346	0
Mobilbox	182	182	0
Strider 2	4,222,504	4,222,504	0
Vessel Holdings 3	7,644,985	7,644,985	0
Strider 9	1,938,178	1,938,178	0
Strider 10	8,821,179	8,821,179	0
Technitank	600,000	600,000	0
Boxer 2	2,731,302	2,731,302	0
Boxer 3	13,419,698	13,419,698	0
Contender 1	36,712,498	36,712,498	0
Pacifica Ship Management	196,460	196,460	0
Nagara Tam	854,524	854,524	0
Nagara Ltd	1,052,675	1,052,675	0
Seafast Management Services	63,965	63,965	0
Paulista Containers	25,337,820	25,334,581	3,239
Brasiluvas Agricola	3,207,531	3,207,531	0
SC Properties	10,217,854	10,217,854	0
Vessel Holdings	2,390,777	2,390,777	0
SeaCat 2	20,013,417	20,013,417	0
SeaCat 4	18,094,927	18,094,927	0
SC Mauritius	52,102	52,102	0
Freight Containers India	18	18	0
Super SeaCat 1	20,149,776	20,332,212	(182,435)
Super SeaCat 2	25,726,285	25,554,693	171,592
Super SeaCat 3	8,373,318	8,385,978	(12,660)
Super SeaCat 4	12,814,375	12,814,375	0
SeaCat Ltd	18,424,420	18,418,967	5,453
SeaCat 6	12,357,765	12,357,765	0
SeaCat 7	17,776,048	17,776,048	0
SC Ropax	3,310,671	3,310,671	0
SC Opera	57,037,396	56,728,110	309,287
Seacat Limited	2,777,900	2,777,900	0
Fast Ferries Ltd	3,362,260	3,362,260	0
SC Finnjet	20,260,748	20,260,748	0
SCTreasury	10,463,000	10,463,000	0

	1,712,808,380	1,703,826,850	8,981,530

SCL Intercompany Balance As At

	November 30	October 31
	2006	2006	Movement
	$	$	$

Payable

Super SeaCat Italia	(130)	(130)	0
SC Italia Holdings	(66,621)	(66,621)	0
Hart Fenton	0	(11,453)	11,453
SC Chartering	(62)	(64)	2
Yorkshire Marine Containers	(11,534,064)	(11,354,778)	(179,286)
Illustrated London News	(19,385,391)	(19,084,039)	(301,352)
Silja Services	(18,308,919)	(18,308,919)	0
Liverpool Dublin	(41)	(40)	(1)
Hoverspeed GB	(277,219)	(272,910)	(4,309)
SC UK	(982,530,051)	(967,257,699)	(15,272,351)
Burginhall 818	(38,602)	(38,002)	(600)
SeaCo Parts Inc	(400,370)	(400,370)	0
SC Ports & Ferries	(80,680,292)	(80,680,292)	0
SC Iberia	(5,577,399)	(5,606,801)	29,402
Contender 2	(5,116,079)	(5,116,079)	0
Atlantic Maritime Services	(2,591,280)	(2,591,280)	0
Marine Container Insurance	(11,813,727)	(11,761,727)	(52,000)
Societe Bananiere De Motobe	(1,532,743)	(1,532,743)	0
SC Holdings	(17,599,810)	(17,326,240)	(273,570)
SC Finance Ireland	(5,015,145)	(5,015,145)	0
SCL Activities	(21,379)	(38,451)	17,072

	(1,162,489,325)	(1,146,463,784)	(16,025,541)

Net	550,319,055	557,363,066	(7,044,011)

SCS Intercompany Balance As At

	USD 1.93	USD 1.90
	Nov-30	Oct-31	£ > $1.93
	2006	2006	Movement	Movement
	£	£	£	$
			(payable up)	(payable up)
Receivable

SC British Isles	23,789,378	23,789,378	0	0
Ferry & Port Holdings	22,158,080	22,053,474	104,605	201,888
ILN	6,615,721	6,463,700	152,022	293,402
YMCL	4,828,380	4,796,803	31,577	60,943
Hart Fenton	1,076,802	1,061,869	14,933	28,821
SC Asia Pte	551,643	546,643	5,000	9,650
Periandros	470,528	463,861	6,667	12,867
Newhaven Marina	192,714	192,714	0	0
SC House Management	117,949	101,949	16,000	30,880
SC America Inc	29,112	29,112	0	0
Brasiluvas	16,666	8,333	8,333	16,083
Insurance Premiums to be recharged	647,583	691,925	(44,342)	(85,579)

	60,494,556	60,199,760	294,796	568,955

Payable

SCL	(36,837,087)	(40,063,421)	3,226,334	6,226,824
SC Property Services	(1,404,605)	(1,441,742)	37,136	71,673
Fairways & Swinford	(49,433)	(86,522)	37,090	71,583

	(38,291,125)	(41,591,685)	3,300,560	6,370,080

	22,203,431	18,608,075	3,595,355	6,939,035

	$	$
Receivable	116,754,493	114,379,545

Payable	(73,901,872)	(79,024,201)

	42,852,621	35,355,343

TAX PAYMENT ATTESTATION

Taxes

Pursuant to the Exempted Undertakings Tax Protection Act (Bermuda) 1966, Sea Containers Ltd., a company incorporated under the laws of Bermuda, is not subject to any tax on profits or income, or computed on any capital asset, gain or appreciation, or any tax in the nature of estate duty or inheritance.

Sea Containers Services Ltd. has paid post-petition tax payments as due.

Payroll Taxes Withheld and Paid

All payroll taxes of Sea Containers Services Ltd. have been fully paid for the period covered by this report.

STATEMENT REGARDING INSURANCE POLICIES

All insurance policies for the Debtors have been fully paid for the period covered by this report, including workers compensation and disability insurance.

In Re: Sea Containers Limited	Case No.	06-11156 (KJC)

	Reporting Date	November 30, 2006

Accounts Receivable Reconciliation and Aging

$
Total accounts receivable at the beginning of the reporting period	2,970,745.46

Add Amounts billed during the period	1,155,039.05

Less Amounts collected during the period	(747,793.02)

Other movements	312,406.97

Total accounts receivable at the end of the reporting period	3,691,398.46

Accounts Receivable Ageing

0 - 30 days old	958,857.46

31 - 60 days old	1,203,407.00

61 - 90 days old	881,337.00

91 + days old	647,797.00

Total accounts receivable	3,691,398.46

Amounts considered uncollectible (net)	(1,773,628.00)

Accounts receivable net	1,917,770.46

In Re: Sea Containers Services	Case No.	06-11156 (KJC)

	Reporting Date	November 30, 2006

Accounts Receivable Reconciliation and Aging

$
Total accounts receivable at the beginning of the reporting period	475,166.00

Add Amounts billed during the period	123,626.15

Less Amounts collected during the period	(347,201.21)

Other movements (foreign exchange)	7,503.84

Total accounts receivable at the end of the reporting period	259,094.78

Accounts Receivable Ageing

0-30 days old	123,626.15

31-60 days old	135,488.83

61-90 days old	—

90 + days old	—

Total Accounts receivable	259,094.78

Amounts considered uncollectible (net)	—

Accounts receivable net	259,094.78

Sea Containers Ltd

Post Petition Aged Creditors listing

As at November 30, 2006

		Number of days past due
	Current	0-30	31-60	Total
	$			$
Accounts Payable	82,610	—	—	82,610

The Debtors intend to pay all invoices current pursuant to their ordinary terms.

Sea Containers Services Ltd

Post Petition Aged Creditors listing

As at November 30, 2006

		Number of days past due
	Current	0-30	31-60	Total
	$			$
Accounts Payable	867,485	—	—	867,485

The Debtors intend to pay all invoices current pursuant to their ordinary terms.

DEBTORS QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside normal course of business this reporting period? If yes, provide an explanation below.		☒
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		☒
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	☒
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	☒

SEA CONTAINERS LTD., et al

MONTHLY OPERATING REPORT, DECEMBER 2006

NOTES TO MONTHLY OPERATING REPORT

General

For financial reporting purposes, Sea Containers Ltd. prepares consolidated financial statements relating to Sea Containers Ltd. and its affiliates and subsidiaries (the “Sea Containers Group”) that are filed with the Securities and Exchange Commission (the “SEC”).  Unlike the consolidated financial statements, the financial statements in this report reflect only the assets and liabilities of each individual Debtor (as defined below).

The information furnished in this report includes primarily normal recurring adjustments and reflects all adjustments which are, in the opinion of management, necessary for a fair presentation of such financial information.  Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted.

The financial statements in this report represent the company’s internal accounting, on an unaudited and uncertified basis.  As of December 31, 2006, Sea Containers Ltd. has not filed its form 10-K report for fiscal year ended December 31, 2005, nor has it filed form 10-Q reports for the quarters ended March 31, 2006, June 30, 2006 and September 31, 2006.  The certification and audit process may result in adjustments to the stated assets and liabilities.

Chapter 11 Reorganization Proceedings

On October 15, 2006 (the “Petition Date”), Sea Containers Ltd. (“SCL”), Sea Containers Services Ltd. (“Services”) and Sea Containers Caribbean Inc. (“SCCI”) (each a “Debtor” and collectively, the “Debtors”) each filed a voluntary petition for relief under chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”).  The cases were consolidated for the purpose of joint administration. The Debtors are operating their businesses as debtors-in-possession (“DIP”) pursuant to the Bankruptcy Code.  An official committee of unsecured creditors has been appointed for SCL (the “SCL Committee”) and an official committee of unsecured creditors has been appointed for Services (the “Services Committee”).

Pursuant to the provisions of the Bankruptcy Code, all actions to collect upon any of the Debtors’ liabilities as of the Petition Date or to enforce pre-petition contractual obligations are automatically stayed.  Absent approval from the Bankruptcy Court, the Debtors are prohibited from paying pre-petition obligations.  In addition, as a consequence of the chapter 11 filing, pending litigation against the Debtors is generally stayed, and no party may take any action to collect pre-petition claims except pursuant to an order of the Bankruptcy Court.  However, the Debtors have requested that the Bankruptcy Court approve certain pre-petition liabilities, such as employee wages and benefits and certain other pre-petition obligations.  While the Debtors are subject to chapter 11, all transactions of the Debtors outside the ordinary course of business will require the prior approval of the Bankruptcy Court.

At the Initial Debtors Interview with the United States Trustee on November 21, 2006, it was agreed that the Debtors’ Monthly Operating Report should consist of the following:

•                  Consolidating Schedule of Cash Receipts and Disbursements by Debtor.

•                  List of all bank accounts detailing the bank, account description, account number, and month end book balance.  Attestation that all bank reconciliations have been performed.

•                  Balance Sheets for Each Debtor.

•                  Schedules of the intercompany activity.

•                  Income Statements for each Debtor.(1)

•                  Schedule of Post-Petition fiduciary taxes – Provide Attestation that all taxes are current.

•                  Schedule of Unpaid Post-Petition Debts.

•                  Schedule of Accounts Receivable and Aging.

•                  Debtor Questionnaire.

(1)          No income statement has been prepared for Sea Containers Caribbean Inc. since it has not traded in the last 12 months.

In Re: Sea Containers Services	Cash No:	06-11156 (KJC)
	Reporting Dates:	December 1 - December 31, 2006

Schedule of Cash Receipts and Disbursements in $USD
£ > $ $1.96	(Conversion rate: £ = $1.96)

	NatWest PLC	Barclays Bank	Bank of America	Bank of Scotland	Commerce Bank		Current Month		Cumulative Filing to date
	A/C # 420	A/C 724	A/C 013	A/C 234	A/C 131		Actual	Projected	Actual	Projected
Cash beginning of month	$0.00	$0.00	$-58,876.58	$3,558.92	$250,000.00		$194,682.34	$0.00	$194,682.34	$0.00

Receipts
Foreign exchange			-$913.00	$100.40	$9,616.12		$8,803.52		$8,803.52
Accounts Receivable							$0.00		$0.00
Loans and Advances							$0.00		$0.00
Sale of Assets							$0.00		$0.00
Funding From SCL			$3,411,987.60		$-209,616.12		$3,202,371.48		$3,202,371. 48
Other (attach list)							$0. 00		$0. 00
Tax refund			$54,017.60				$54,017. 60		$54,017. 60
Total Receipts	$0.00	$0.00	$3,465,092.20	$100.40	$-200,000. 00	$0.00	$3,265,192. 60	$0.00	$3,265,192. 60	$0.00

Disbursements
Net Payroll			$956,225.20				$956,225. 20		$956,225. 20
Payroll Taxes							$0. 00		$0. 00
Sales Use & Other Taxes							$0. 00		$0. 00
Inventory Purchases							$0. 00		$0. 00
Secured/Rental/Leases							$0. 00		$0. 00
Pension							$0. 00		$0. 00
Administrative			$444,698.52				$444,698. 52		$444,698. 52
Selling			$1,897,105.56				$1,897,105. 56		$1,897,105. 56
Rates (Real Estate Tax)			$117,692.12				$117,692. 12		$117,692. 12
Other (Attach List)							$0. 00		$0. 00
Owner Draw *							$0. 00		$0. 00
Transfers (To DIP Accts)							$0. 00		$0. 00
Sweep to SCL							$0. 00		$0. 00
Professional Fees			$0.00				$0. 00		$0. 00
U.S. Trustee Quarterly Fees							$0. 00		$0. 00
Court Costs							$0. 00		$0. 00
Total Disbursements	$0.00	$0.00	$3,415,721.40	$0.00	$0. 00	$0.00	$3,415,721. 40	$0.00	$3,415,721. 40	$0.00

Net Cash Flow (Receipts Less Disbursements)	$0.00	$0.00	$49,370.80	$100.40	$-200,000. 00	$0.00	$-150,528. 80	$0.00	$-150,528. 80	$0.00

Cash End of Month	$0.00	$0.00	$-9,505.70	$3,659.32	$50,000. 00	$0.00	$44,153. 54	$0.00	$44,153. 54	$0.00

* Compensation To Sole Proprietors For Services Rendered To Bankruptcy Estate

The Following Section Must Be Completed

Disbursements For Calculating U.S. Trustee Quarterly Fees (From Current Month Actual Column)
Total Disbursements	$3,415,721.40
Less: Transfers To Debtor In Possession Accounts	$-106,947.00
Plus: Estate Disbursements Made By Outside Sources (i.e. From Escrow Accounts)	$0.00
Total Disbursements For Calculating U.S. Trustee Quarterly Fees	$3,308,774.40

Reconciliation books to ledger	USD $0
Cash in bank at the end of the month	$44,153.54
Petty Cash	$20,656.44
Foreign Translation adjustment on Commerce Bank $250,000	$0.00
Balance per Sea Containers Services Financials 31 December 2006	$64,809.98

In Re: Sea Containers Limited	Cash No:	06-1156 (KJC)
	Reporting Dates:	December 1 - December 31, 2006

Schedule of Cash Receipts and Disbursements Continued

				JPMC
	Societe	Commerce		SCL	Marine	Bank of	Bank of	Barclays
	Generale	Bank		Deposit	Midland	Bermuda	Bermuda	Bank
	A/C	A/C		A/C	A/C	A/C	A/C	&	Current Month			Cumulative Filing to date
	032	282		706	298.2	52590	5539	TEE	Actual		Projected	Actual	Projected
Cash beginning of month	$2,799.00	$250,990.00		$32,023.00	$139,037.00	$22,029.00	$9,204.00	$482,500.00	$56,007,964.00		$0.00	$56,007,964.00	$0.00

Receipts
Cash Sales									$0.00			$0.00
Accounts Receivable									$0.00			$0.00
Loans and Advances									$0.00			$0.00
Sale of Assets									$0.00			$0.00
Foreign Exchange Revaluation					$-20.00			$7,500.00	$18,737.48			$18.737.48
Interest Income	$31.00			$135.00					$260,618.00			$260,618.00
Sweep from SCS									$0.00			$0.00
Intra company sweep		$-25,980.00	0						$0.00			$0.00
Income received from Ge Seaco									$1,134,418.00			$1,134,418.00
Container Rental					$34,105.00				$100,633.00			$100,633.00
Total Receipts	$31.00	$-25,980.00	0	$135.00	$34,085.00	$0.00	$0.00	$7,500.00	$1,514,406.48		$0.00	$1,514,406.48	$0.00

Disbursements
Net Payroll									$16,000.00			$16,000.00
Payroll Taxes									$0.00			$0.00
Sales Use & Other Taxes									$0.00			$0.00
Inventory Purchases									$0.00			$0.00
Secured/Rental/Leases									$50,256.00			$50,256.00
Insurance									$0.00			$0.00
S, G & A costs		$10.00		$127.00					$56,954.00			$56,954.00
Selling									$0.00			$0.00
Other (Attach List)									$0.00			$0.00
Contra									$0.00			$0.00
Sweep to SCS									$3,202,371.48			$3,202,371.48
Transfers (To DIP Accts)									$0.00			$0.00
Intra company sweep									$0.00			$0.00
Professional Fees									$0.00			$0.00
U.S. Trustee Quarterly Fees									$0.00			$0.00
Owner Draw *									$0.00			$0.00
Court Costs									$0.00			$0.00
Total Disbursements	$0.00	$10.00		$127.00	$0.00	$0.00	$0.00	$0.00	$3,325,581.48		$0.00	$3,325,581.48	$0.00

Net Cash Flow (Receipts Less Disbursements)	$31.00	$-250,990.00		$8.00	$34,085.00	$0.00	$0.00	$7,500.00	$-1,811,175.0	0	$0.00	$-1,811,175.00	$0.00

Cash End of Month	$2,830.00	$0.00		$32,031.00	$173,122.00	$22,029.00	$9,204.00	$490,000.00	$54,196,789.00		$0.00	$54,196,789.00	$0.00

* Compensation To Sole Proprietors For Services Rendered To Bankruptcy Estate

The Following Section Must Be Completed

Disbursements For Calculating U.S. Trustee Quarterly Fees (From Current Month Actual Column)
Total Disbursements	$3,325,581.48
Less: Transfers To Debtor In Possession Accounts	$-3,202,371.48
Plus: Estate Disbursements Made By Outside Sources (i.e. From Escrow Accounts)	$0.00
Plus: Disbursements made by Sea Containers Services Ltd on behalf of Sea Containers Ltd	$106,947.00
Total Disbursements For Calculating U.S. Trustee Quarterly Fees	$230,157.00

In Re: Sea Containers Limited	Cash No:	06-1156 (KJC)
	Reporting Dates:	December 1 - December 31, 2006

Schedule of Cash Receipts and Disbursements

			Commerce
	JP Morgan	JP Morgan	Bank	JP Morgan	JP Morgan	JP Morgan	NatWEst	Barclays
	A/C 704	A/C 702	A/C 353	A/C 501	A/C NY705	A/C 382	A/C 886	A/C399
Cash beginning of month	$52,615.00	$0.00	$0.00	$98,385.00	$60,047.00	$40,778.00	$737,359.00	$27.00

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Foreign Exchange Revaluation	$-69,750.00		$-9,626.12	$-10,090.00
Interest Income	$652.00		$83,396.00	$209.00		$76.00
Sweep from SCS
Intra company sweep	$61,195.00	$-1,038,695.00	$51,250,980.00		$-75,000.00
Income received from Ge Seaco		$1,134,418.00
Container Rental				$10,787.00	$55,741.00
Total Receipts	$-7,903.00	$95,723.00	$51,324,749.88	$906.00	$-19,259.00	$76.00	$0.00	$0.00

Disbursements
Net Payroll		$16,000.00
Payroll Taxes
Sales Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases		$50,256.00
Insurance
S, G & A costs	$460.00	$49,456.00		$315.00	$-14,335.00
Selling
Other (Attach List)
Contra		$-50,000.00
Sweep to SCS			$-209,616.12
Transfers (To DIP Accts)
Intra company sweep
Professional Fees
U.S. Trustee Quarterly Fees
Owner Draw *
Court Costs
Total Disbursements	$460.00	$65,712.00	$-209,616.12	$315.00	$-14,335.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts Less Disbursements)	$-8,363.00	$30,011.00	$51,534,366.00	$591.00	$-4,924.00	$76.00	$0.00	$0.00

Cash End of Month	$44,252.00	$30,011.00	$51,534,366.00	$98,976.00	$55,123.00	$40,854.00	$737,359.00	$27.00

	Bank of	Bank of	Bank of	Bank of	Bank of	Societe
	America	America	Scotland	Scotland	Scotland	Generale
	A/C 015	A/C 023	A/C USD01	A/C 242	A/C 001	A/C N/A
Cash beginning of month	$2,172,432.00	$165,553.00	$435.00	$1,168.00	$0.00	$51,740,583.00

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Foreign Exchange Revaluation	$98,581.60	$2,142.00
Interest Income	$4,246.00		$30,869.00	$52.00		$140,952.00
Sweep from SCS
Intra company sweep	$1,346,037.00	$56,463.00				$-51,350,000.00
Income received from Ge Seaco
Container Rental
Total Receipts	$1,448,864.60	$58,605.00	$30,869.00	$52.00	$0.00	$-51,209,048.00

Disbursements
Net Payroll
Payroll Taxes
Sales Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
S, G & A costs		$20,884.00	$37.00
Selling
Other (Attach List)
Contra		$50,000.00
Sweep to SCS	$3,411,987.60
Transfers (To DIP Accts)
Intra company sweep
Professional Fees
U.S. Trustee Quarterly Fees
Owner Draw *
Court Costs
Total Disbursements	$3,411,987.60	$70,884.00	$37.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts Less Disbursements)	$-1,963,123.00	$-12,279.00	$30,832.00	$52.00	$0.00	$-51,209,048.00

Cash End of Month	$209,309.00	$153,274.00	$31,267.00	$1,220.00	$0.00	$531,535.00

* Compensation To Sole Proprietors For Services Rendered To Bankruptcy Estate

BANK RECONCILIATIONS

The Debtors confirm and attest that all bank reconciliations have been performed for Sea Containers Ltd. and Sea Containers Services Ltd.

Bank reconciliations are not applicable to Sea Containers Caribbean Inc. because it does not have any bank accounts.

SEA CONTAINERS LTD

BALANCE SHEET

		Unaudited	Unaudited
		December 31,	October 15,
	Note	2006	2006

Assets
Current assets
Cash and cash equivalents		$54,196,789	$50,100,986
Trade receivables - less allowances for doubtful accounts of $1.773 million		508,115	1,955,441
Due from related parties	(4)	385,028	13,481,857
Prepaid expenses and other current assets		4,465,332	1,718,439
Total current assets		59,555,264	67,256,723

Fixed assets, net	(5)	—	—

Long-term equipment sales receivable, net	(5)	—	—
Investment in group companies	(2)	—	—
Intercompany receivables	(3)	—	—
Investment in equity ownership interests	(6)	204,331,424	197,742,498
Other assets	(7)	3,302,285	3,424,161
Total assets	(1)	$267,188,973	$268,423,382

(1) Sea Containers Ltd does not produce Company only accounts. This statement of assets represents Sea Containers Group’s internal accounting, on an unaudited and uncertified basis. As of December 31, 2006, Sea Containers Ltd has not filed its form 10-K report for fiscal year ended December 31, 2005, nor has it filed form 10-Q reports for the quarters ended March 31, 2006, June 30, 2006 and September 30, 2006.  In order to facilitate the preparation of Sea Containers Ltd’s October 15, 2006 balance sheet, it was necessary to make certain assumption and estimates. The certification and audit process at December 31, 2006 year end may result in adjustments to the above stated assets. The foreign exchange rates used to translate December 31, 2006 and October 15, 2006 was $1.96 and $1.87 respectively.

(2)  As the parent Company for the Sea Containers Group, Sea Containers Ltd has an amount of $323,377,414 recorded in its books as an investment in subsidiary companies. Sea Containers Ltd is presently undergoing an exercise to ascertain the value contained within its subsidiaries that will become available to the shareholders of Sea Containers Ltd. Management’s current view is that this investment is significantly impaired; therefore, whilst this exercise is underway, Sea Containers Ltd feels it appropriate to make full provision against the investment in subsidiaries.

(3) The Sea Containers Group has a highly complex intercompany matrix that involves a large number of amounts receivable and payable. These are held as gross figures within the individual company accounting records but are netted off for the purposes of external presentation. Sea Containers Ltd is in the process of evaluating all intercompany receivables and payables as part of its exercise to ascertain value held in subsidiary companies. Sea Containers Ltd has a net intercompany receivable from its direct and indirect subsidiaries of $555,201,300. This represents a gross intercompany payable of $1,183,355,984 and a gross intercompany receivable of $1,738,557,284. Full provision has been made against this net amount whilst the exercise to ascertain value is underway. It is possible that individual subsidiaries may have a claim against Sea Containers Ltd and the netting off exercise in Sea Containers Ltd’s accounts is not prejudicial to any such claim that a subsidiary may have.

(4) The amounts due from related parties largely consist of amounts due from GE SeaCo. These represent the anticipated recovery from GE SeaCo on completion of an expected set-off agreement. During December 2006, $10,471,000 was received from Sea Containers SPC Limited in settlement on behalf of GE SeaCo.

(5) Fixed assets and long-term equipment sales receivable relate to containers. On October 3, 2006, SCL transferred the majority of these containers to a Special Purpose Company wholly owned by SCL to enable refinancing of the container fleet. These containers were transferred at Net Book Value. On October 12, 2006, the remaining assets were sold to a third party.

(6) This balance consists of the carrying value of Sea Containers Ltd’s investment in GE SeaCo. The value is based on information from the as yet unfinished year end work being carried out on GE SeaCo. The value is therefore subject to the completion of the GE SeaCo internal processes and external audit. To the extent that this value materially varies from the final value attained at the completion of GE SeaCo’s year end audit, we will amend the operating report.

(7) $3.30 million of the Other Assets balance represent the unamortized part of capitalised finance costs in relation to certain of Sea Containers Ltd’s senior loan notes that were outstanding at December 31, 2006.

		Unaudited	Unaudited
		December 31,	October 15,
	Note	2006	2006

Liabilities and shareholders’ equity
Current liabilities
Accounts payable		$2,123,898	$3,372,476
Accrued expenses		30,796,263	22,843,429
Current portion of long-term debt	(11)	26,946,083	25,926,107
Current portion of senior notes		385,097,380	384,938,936
Total current liabilities		444,963,624	437,080,948

Total shareholders’ equity	(10)	(177,774,651)	(168,657,566)
Total liabilities and shareholders’ equity	(8), (9)	$267,188,973	$268,423,382

 (8) Sea Containers Ltd does not produce Company only accounts. This statement of liabilities and shareholder’s equity represents the Sea Containers Group’s internal accounting, on an unaudited and uncertified basis. As of December 31, 2006, Sea Containers Ltd has not filed its form 10-K report for fiscal year ended December 31, 2005, nor has it filed form 10-Q reports for the quarters ended March 31, 2006, June 30, 2006 and September 31, 2006.  In order to facilitate the preparation of Sea Containers Ltd’s October 15, 2006 balance sheet, it was necessary to make certain assumption and estimates. The certification and audit process at December 31, 2006 year end may result in adjustments to the above stated liabilities. The foreign exchange rates used to translate December 31, 2006 and October 15, 2006 was $1.96 and $1.87 respectively.

(9) The United Kingdom government Pensions Regulator (which regulates employment-based pension plans in the UK and aims to protect the benefits of members of UK pension plans) has issued notices to Sea Containers Ltd on October 19, 2006 warning that the Regulator is considering exercising its powers to issue financial support directions (“FSDs”) to Sea Containers Ltd  under relevant UK pensions legislation, in respect of the Sea Containers 1983 Pension Scheme (the “1983 Scheme”) and the Sea Containers 1990 Pension Scheme (the “1990 Scheme”) (together the “Schemes”).

These are multi-employer defined benefit pension plans of Sea Containers Services Ltd., a UK indirect subsidiary of Sea Containers Ltd. If FSDs are issued to Sea Containers Ltd, it may be liable to make a financial contribution to one or both of the Schemes which may be greater than the sum payable by Sea Containers Ltd in respect of pension liabilities under the terms of a support agreement between Sea Containers Ltd and Sea Containers Services Ltd. entered into in 1989 under which the UK subsidiary provides administrative services to the Sea Containers Group and other subsidiaries and is indemnified by Sea Containers Ltd for the cost of those services.

The Trustees of the Schemes or their actuary have advised Sea Containers Ltd that their current estimates of the cost of winding up the Schemes, including the cost of purchasing annuities to pay projected benefit obligations to Scheme participants, would be approximately £107 million ($201 million) for the 1983 Scheme (after giving effect to the withdrawal of a GE SeaCo SRL subsidiary from the 1983 Scheme) and approximately £27 million ($51 million) for the 1990 Scheme. These values are subject to revision.

Because the Schemes are multi-employer plans, the liabilities under them are shared among the participating companies. Sea Containers Ltd cautions, however, that these estimated costs have not been agreed by Sea Containers Ltd and that no FSDs have been issued. Sea Containers Ltd is considering its reply to the Regulator’s warning notices and does not accept that it is reasonable or appropriate for the Regulator to issue FSDs.

(10) Shareholders’ Equity is calculated after all adjustments that have been noted in notes (1) to (9) above.  In particular, the treatment of investments in group companies and net intercompany receivables as discussed in notes (3) and (4) have a material effect on Shareholders’ Equity. Any adjustment to this policy which may arise on completion of the exercise to ascertain value held in subsidiary companies and the associated evaluation of intercompany receivables and payables may have a material impact on Shareholders’ Equity as stated.

(11) The Current portion of long term debt consists of loans from HSH Nordbank, for a ship acquisition and Silverpoint, who made certain payments on behalf of Sea Containers Ltd to shareholders of another company.

SEA CONTAINERS LTD

STATEMENT OF OPERATIONS

		Unaudited	Unaudited
		One Month Ended	For the period 16 Oct
	Note	December 31, 2006	to Dec 31, 2006

Revenue	(13)	$499,123	$3,242,958

Costs and expenses:
Operating costs		351,937	628,693
Selling, general and administrative expenses		(4,449,737)	(8,812,171)
Reorganisation costs	(15)	(7,480)	(7,480)
Charges to provide against intercompany accounts	(14)	(4,882,245)	5,650,529
Depreciation & amortization		(58,677)	(58,677)
Total costs and expenses		(9,046,202)	(2,599,106)

Loss on sale of assets		(29,747)	(29,747)

Operating income		(8,576,826)	614,105

Other income (expense)
Interest income		248,766	630,657
Foreign exchange gains or (losses)		(92,909)	(55,008)
Interest expense, net of capitalized interest		(3,408,685)	(8,642,079)

Income before taxes		(11,829,654)	(7,452,326)

Income tax expense		(100,000)	(251,614)

Net profit	(12)	$(11,929,654)	$(7,703,940)

(12) Sea Containers Ltd does not produce Company only accounts. This statement of operations represents the Sea Containers Group’s internal accounting, on an unaudited and uncertified basis. As of December 31, 2006, Sea Containers Ltd has not filed its form 10-K report for fiscal year ended December 31, 2005, nor has it filed form 10-Q reports for the quarters ended March 31, 2006, June 30, 2006 and September 30, 2006.  In order to facilitate the preparation of Sea Containers Ltd’s December 31, 2006 income statement, it was necessary to make certain assumption and estimates. The certification and audit process at December 31, 2006 year end may result in adjustments to the above stated revenues and expenses. The foreign exchange rates used to translate December 31, 2006, November 30, 2006 and October 31, 2006 was $1.96, $1.93 and $1.90 respectively.

(13) Revenue includes $2,262,000 in respect of Sea Containers Ltd’s equity interest in GE SeaCo, $225,976 in respect of Sea Containers Ltd’s share of the losses incurred by Speedlines in which Sea Containers Ltd has an equity interest.

(14)  Sea Containers Ltd’s policy prior to the bankruptcy filing date was to make provisions for the net receivable due from Sea Containers Ltd Group’s subsidiary companies. The provision for charges noted above relates to decreases in the net receivable balance due from group companies in the month. The movement in the net receivable balance largely arose from foreign exchange movements between Sea Containers Ltd and non US dollar dominated companies.

(15)  As at December 31, 2006 professional fees totalling £7,480 have been expensed.

SEA CONTAINERS SERVICES

BALANCE SHEET

		Unaudited	Unaudited
		December 31,	October 15,
	Note	2006	2006

Assets
Current assets
Cash and cash equivalents		$64,809	$274,533
Trade receivables		467,956	419,162
Due from related parties		3,334,083	4,805,049
Prepaid expenses and other current assets	(3)	8,528,756	14,242,003
Total current assets		12,395,604	19,740,747

Fixed assets, net		3,196,876	3,410,461

Investments		2,637,008	2,515,920
Intercompany receivables	(2)	45,758,723	29,746,215
Other assets	(3)	3,656,666	14,975
Total assets	(1)	$67,644,876	$55,428,318

(1) This statement of assets reflects Sea Containers Group’s internal accounting, on an unaudited and uncertified basis. As of December 31, 2006, Sea Containers Ltd has not filed its form 10-K report for fiscal year ended December 31, 2005, nor has it filed form 10-Q reports for the quarters ended March 31, 2006, June 30, 2006, and September 30, 2006.  In order to facilitate the preparation of Sea Containers Limited’s October 15, 2006 balance sheet, it was necessary to make certain assumption and estimates. The certification and audit process at December 31, 2006 year end may result in adjustments to the above stated assets. The foreign exchange rates used to translate December 31, 2006 and October 15, 2006 was $1.96 and $1.87 respectively.

(2) Sea Containers Services Ltd. has net intercompany receivables of $45,758,723. This represents gross intercompany receivables of $117,997,855 and gross intercompany payables of $72,239,132. The Sea Containers Group has a highly complex intercompany accounting process. The Sea Containers Group is currently in the process of evaluating all intercompany receivables and payables as part of its exercise to ascertain value held in subsidiary companies. Whilst this exercise remains ongoing Sea Containers Services Ltd. regards it as appropriate to reflect the full intercompany receivables and payables within its Balance Sheet on a net basis but it is possible that a full or partial provision against its intercompany balances will be required on completion of the evaluation.

(3)  Following a review of Sea Container Services Ltd’s tax position, a deferred tax asset has been recognised which relates to timing differences in claiming capital allowances. The current portion of $993,720 is held in Prepaid expenses and other current assets and the long term portion of $3,645,600 is held in Other assets.

		Unaudited	Unaudited
		December 31,	October 15,
	Note	2006	2006

Liabilities and shareholders’ equity
Current liabilities
Accounts payable		$2,810,115	$1,198,421
Accrued expenses		4,663,663	5,736,956
Current portion of long-term debt		1,677,105	1,807,527
Total current liabilities		9,150,883	8,742,904

Total shareholders’ equity		58,493,993	46,685,414
Total liabilities and shareholders’ equity	(4), (5)	$67,644,876	$55,428,318

(4)  This statement of liabilities reflects Sea Containers Group’s internal accounting, on an unaudited and uncertified basis.  As of December 31, 2006, Sea Containers Ltd has not filed its form 10-K report for fiscal year ended December 31, 2005, nor has it filed form 10-Q reports for the quarters ended March 31, 2006, June 30, 2006 and September 30, 2006. In order to facilitate the preparation of Sea Containers Services Limited’s October 15, 2006 balance sheet, it was necessary to make certain assumption and estimates. In order to facilitate the preparation of Sea Containers Limited’s October 15, 2006 balance sheet, it was necessary to make certain assumption and estimates. The certification and audit process at December 31, 2006 year end may result in adjustments to the above stated liabilities. The foreign exchange rates used to translate December 31, 2006 and October 15, 2006 was $1.96 and $1.87 respectively.

(5)  The United Kingdom government Pensions Regulator (which regulates employment-based pension plans in the UK and aims to protect the benefits of members of UK pension plans) has issued notices to Sea Containers Ltd. on October 19, 2006 warning that the Regulator is considering exercising its powers to issue financial support directions (“FSDs”) to Sea Containers Ltd. under relevant UK pensions legislation, in respect of the Sea Containers 1983 Pension Scheme (the “1983 Scheme”) and the Sea Containers 1990 Pension Scheme (the “1990 Scheme”) (together the “Schemes”).

These are multi-employer defined benefit pension plans of Sea Containers Services Ltd., a UK indirect subsidiary of Sea Containers Ltd. If FSDs are issued to Sea Containers Ltd., it may be liable to make a financial contribution to one or both of the Schemes which may be greater than the sum payable by Sea Containers Ltd. in respect of pension liabilities under the terms of a support agreement between Sea Containers Ltd and Sea Containers Services Ltd. entered into in 1989 under which the UK subsidiary provides administrative services to Sea Containers Ltd. and other subsidiaries and is indemnified by Sea Containers Ltd. for the cost of those services.

The Trustees of the Schemes or their actuary have advised Sea Containers Ltd. that their current estimates of the cost of winding up the Schemes, including the cost of purchasing annuities to pay projected benefit obligations to Scheme participants, would be approximately £107 million ($201 million) for the 1983 Scheme (after giving effect to the withdrawal of a GE SeaCo SRL subsidiary from the 1983 Scheme) and approximately £27 million ($51 million) for the 1990 Scheme. These values are stated as at 31 December 2005 and are subject to revision.

Because the Schemes are multi-employer plans, the liabilities under them are shared among the participating companies. Sea Containers Ltd. cautions, however, that these estimated costs have not been agreed by Sea Containers Ltd. and that no FSDs have been issued. Sea Containers Ltd. is considering its reply to the Regulator’s warning notices and does not accept that it is reasonable or appropriate for the Regulator to issue FSDs.

SEA CONTAINERS SERVICES

STATEMENT OF OPERATIONS

		Unaudited	Unaudited
		One Month Ended	For the period Oct 16
	Note	December 31, 2006	to Dec 31, 2006

Revenue		$3,441,096	$4,996,244

Costs and expenses:
Operating costs		—	—
Selling, general and administrative expenses		(2,152,356)	(3,017,696)
Professional fees	(7)	(756,603)	(756,603)
Other charges		—	—
Depreciation & amortization		(111,089)	(280,246)
Total costs and expenses		(3,020,048)	(4,054,545)

Gains on sale of assets		15,033	15,033

Operating income		436,080	956,732

Other income (expense)
Interest income		45	53
Foreign exchange gains or (losses)		(110,628)	(146,398)
Interest expense, net of capitalized interest		(31,417)	(39,760)

Income before taxes		294,080	770,628

Income tax expense	(8)	5,964,852	5,964,852

Net income	(6)	$6,258,932	$6,735,480

(6)  This statement of operations reflects Sea Containers Group’s internal accounting, on an unaudited and uncertified basis.  As of December 31, 2006, Sea Containers Ltd has not filed its form 10-K report for fiscal year ended December 31, 2005, nor has it filed form 10-Q reports for the quarters ended March 31, 2006, June 30, 2006 and September 30, 2006. In order to facilitate the preparation of Sea Containers Services Limited’s October 15, 2006 balance sheet, it was necessary to make certain assumption and estimates. The certification and audit process at December 31, 2006 year end may result in adjustments to the above stated revenues and expenses. The foreign exchange rates used to translate December 31, 2006, November 30, 2006 and October 15, 2006 was $1.96, $1.93 and $1.90 respectively.

(7)  As at December 31, 2006 professional fees totalling $756,603 have been expensed.

(8)  The income tax credit consists of deferred tax of $4,639,320 and current tax of $1,325,532.

SEA CONTAINERS CARIBBEAN

BALANCE SHEET

		Unaudited	Unaudited
		December 31,	September 30,
	Note	2006	2006

Assets
Current assets
Cash and cash equivalents		$—	$—
Deferred tax		—	—
Due from related parties		—	—
Prepaid expenses and other current assets		—	—
Total current assets		—	—

Fixed assets, net		—	—

Investments		—	—
Intercompany receivables		—	—
Other assets		—	—
Total assets	(1)	$—	$—

(1) This statement of assets represents Sea Containers Group’s internal accounting, on an unaudited and uncertified basis.  As of December 31, 2006, Sea Containers Ltd has not filed its form 10-K report for fiscal year ended December 31, 2005, nor has it filed form 10-Q reports for the quarters ended March 31, 2006, June 30, 2006, September 30, 2006 and December 31, 2006. The certification and audit process may result in adjustments to the above stated assets. Sea Containers Caribbean Inc. has not traded in the last twelve months.

		Unaudited	Unaudited
		December 31,	September 30,
	Note	2006	2006

Liabilities and shareholders’ equity
Current liabilities
Accounts payable		$3,530,094	$3,530,094
Accrued expenses			—
Current portion of long-term debt			—
Total current liabilities		3,530,094	3,530,094

Total shareholders’ equity		(3,530,094)	(3,530,094)
Total liabilities and shareholders’ equity	(2)	$—	$—

(2) This statement of liabilities represents Sea Containers Group’s internal accounting, on an unaudited and uncertified basis.  As of December 31, 2006, Sea Containers Ltd has not filed its form 10-K report for fiscal year ended December 31, 2005, nor has it filed form 10-Q reports for the quarters ended March 31, 2006, June 30, 2006, September 30, 2006 and December 31, 2006. The certification and audit process may result in adjustments to the above stated liabilities. . Sea Containers Caribbean Inc .has not traded in the last twelve months.

SCL Intercompany Balance As At	$> £	1.96

	December 31	November 30
	2006	2006	Movement
	$	$	$
Receivable

SC British Isles	119,775,014	118,108,833	1,666,182
SC Services	68,731,588	71,095,578	(2,363,990)
West Australia Line	1,222,855	1,222,855	0
Ferry & Port Holdings	794,095,486	780,668,725	13,426,761
SC Finland (Ex Silja Holdings)	71,429,210	71,429,210	(0)
SC America Inc	10,562,518	8,110,045	2,452,472
CMCI	2,611,781	2,611,781	0
SC Asia Pte	387,371	668,397	(281,026)
SeaCat 2	21,710,981	20,013,417	1,697,564
SC Australia	7,873,011	7,902,610	(29,599)
Cooltainers	176,567	138,098	38,468
SPC	276,601,915	270,062,344	6,539,571
SC Brasilia	12,949,346	10,383,346	2,566,000
Mobilbox	0	182	(182)
Strider 2	4,222,504	4,222,504	0
Vessel Holdings 3	7,644,985	7,644,985	0
Strider 9	1,938,178	1,938,178	0
Strider 10	8,821,179	8,821,179	0
Technitank	600,000	600,000	0
Boxer 2	2,731,302	2,731,302	0
Boxer 3	13,419,698	13,419,698	0
Contender 1	36,712,498	36,712,498	0
Pacifica Ship Management	196,460	196,460	0
Nagara Tam	854,524	854,524	0
Nagara Ltd	1,052,675	1,052,675	0
Seafast Management Services	63,965	63,965	0
Paulista Containers	25,224,014	25,337,820	(113,806)
Brasiluvas Agricola	3,282,398	3,207,531	74,868
SC Properties	10,217,854	10,217,854	0
Vessel Holdings	2,390,777	2,390,777	0
SeaCat 4	18,094,927	18,094,927	0
SC Mauritius	52,102	52,102	0
Freight containers India	26,018	18	26,000
Super SeaCat 1	20,337,170	20,149,776	187,394
Super SeaCat 2	25,555,343	25,726,285	(170,942)
Super SeaCat 3	8,425,028	8,373,318	51,710
Super SeaCat 4	12,814,375	12,814,375	0
SeaCat Ltd	18,424,420	18,424,420	0
SeaCat 6	12,282,187	12,357,765	(75,578)
SeaCat 7	13,377,343	17,776,048	(4,398,705)
SC Ropax	3,310,671	3,310,671	0
Seacat Limited	1,613,150	2,777,900	(1,164,750)
Fast Ferries Ltd	9,001,294	3,362,260	5,639,034
SC Opera	57,050,023	57,037,396	12,626
SC Finnjet	20,262,746	20,260,748	1,998
SCTreasury	10,429,835	10,463,000	(33,165)
	1,738,557,284	1,712,808,380	25,748,904

	December 31	November 30
	2006	2006	Movement
	$	$	$
Payable

Super SeaCat Italia	(130)	(130)	0
SC Italia Holdings	(66,621)	(66,621)	0
Hart Fenton	0	0	0
SC Chartering	(61)	(62)	2
Yorkshire Marine Containers	(12,845,399)	(11,534,064)	(1,311,335)
Illustrated London News	(19,750,335)	(19,385,391)	(364,944)
Silja Services	(19,057,306)	(18,308,919)	(748,387)
Liverpool Dublin	(42)	(41)	(1)
Hoverspeed	(0)	(0)	0
Hoverspeed GB	(347,161)	(277,219)	(69,942)
SC UK	(997,802,669)	(982,530,051)	(15,272,619)
Burginhall 818	(39,202)	(38,602)	(600)
Mobilbox	(759,818)	0	(759,818)
SeaCo Parts Inc	(437,460)	(400,370)	(37,091)
SC Ports & Ferries	(80,680,292)	(80,680,292)	0
IRS pte	(15,241)	0	(15,241)
Hyde Park Containers	(10,199)	0	(10,199)
Melbourne Park containers	(165,321)	0	(165,321)
IRS NZ	(27,622)	0	(27,622)
SC Iberia	(5,720,574)	(5,577,399)	(143,175)
Contender 2	(5,116,079)	(5,116,079)	0
Atlantic Maritime Services	(2,591,280)	(2,591,280)	0
Marine Container Insurance	(11,863,467)	(11,813,727)	(49,740)
Societe Bananiere De Motobe	(1,532,743)	(1,532,743)	0
SC Holdings	(17,873,385)	(17,599,810)	(273,575)
SeaCat 2	(1,697,564)		(1,697,564)
SC Finance Ireland	(4,914,483)	(5,015,145)	100,662
SCL Activities	(41,531)	(21,379)	(20,152)
	(1,183,355,984)	(1,162,489,325)	(20,866,659)

Net	555,201,300	550,319,055	4,882,245

SCS Intercompany Balance As At

	USD 1.96	USD 1.93
	Dec-31	Nov-30	Movement
	2006	2006	@1.96	Movement
	£	£	£	$
Receivable

SC British Isles	23,789,378	23,789,378	—	—
Ferry & Port Holdings	22,329,132	22,158,080	171,052	335,263
ILN	6,479,997	6,615,721	(135,724)	(266,020)
YMCL	4,977,249	4,828,380	148,869	291,783
Hart Fenton	1,090,016	1,076,802	13,214	25,899
SC Asia Pte	556,643	551,643	5,000	9,801
Periandros	437,194	470,528	(33,334)	(65,335)
Newhaven Marina	192,714	192,714	—	—
SC House Management	129,117	117,949	11,168	21,889
SC America Inc	29,112	29,112	—	—
Brasiluvas	—	16,666	(16,666)	(32,665)
Insurance Premiums to be recharged	192,435	647,583	(455,148)	(892,090)

	60,202,987	60,494,556	(291,569)	(571,476)

Payable

SCL	(35,067,137)	(36,837,087)	1,769,950	3,469,102
SC Property Services	(1,586,271)	(1,404,605)	(181,666)	(356,065)
Fairways & Swinford	(157,605)	(49,433)	(108,172)	(212,017)
SC Treasury	(45,687)	0	(45,687)	(89,547)

	(36,856,700)	(38,291,125)	1,434,425	2,811,474

	23,346,287	22,203,431	1,142,856	2,239,998

	$	$
Receivable	117,997,855	116,754,493

Payable	(72,239,132)	(73,901,872)

	45,758,723	42,852,621

TAX PAYMENT ATTESTATION

Taxes

Pursuant to the Exempted Undertakings Tax Protection Act (Bermuda) 1966, Sea Containers Ltd., a company incorporated under the laws of Bermuda, is not subject to any tax on profits or income, or computed on any capital asset, gain or appreciation, or any tax in the nature of estate duty or inheritance.

Sea Containers Services Ltd. has paid post-petition tax payments as due.

Payroll Taxes Withheld and Paid

All payroll taxes of Sea Containers Services Ltd. have been fully paid for the period covered by this report.

STATEMENT REGARDING INSURANCE POLICIES

All insurance policies for the Debtors have been fully paid for the period covered by this report, including workers compensation and disability insurance.

In Re; Sea Containers Limited.	Case No.

	Reporting Date	December 31, 2006

Accounts Receivable Reconciliation and Ageing

$
Total accounts receivable at the beginning of the reporting period	3,691,398.46
Add Amounts billed during the period	223,819.97
Less Amounts collected during the period	(314,172.95)
Other movements	(1,319,102.66)

Total accounts receivable at the end of the reporting period	2,281,742.82

Accounts Receivable Ageing

0-30	days old	18,763.71
31-60	days old	218,861.20
61-90	days old	384,241.93
91+	days old	1,659,875.93
Total accounts receivable		2,281,742.62
Amount considered uncollectible (net)		(1,773,627.72)

Accounts receivable net		508,115.10

In Re; Sea Containers Services Limited	Case No.

	Reporting Date	December 31, 2006

Accounts Receivable Reconciliation and Ageing

$

Total accounts receivable at the beginning of the reporting period	263,122.77
Add Amounts billed during the period	204,833.25
Less Amounts collected during the period	—
Other movements	—

Total accounts receivable at the end of the reporting period	467,956.02

Accounts Receivable Ageing

0 - 30	days old	40,533.66
31 - 60	days old	—
61 - 90	days old	427,422.36
91 +	days old	—
Total accounts receivable		467,956.02
Amounts considered uncollectible (net)		—

Accounts receivable net		467,956.02

Sea Containers Ltd

Post Petition Aged Creditors listing

As at December 31, 2006

	Number of days past due
	Current	Total
	$	$

Accounts Payable	20,788	20,788

Professional fees	7,480	7,480

	28,268	28,268

Sea Containers Services Ltd

Post Petition Aged Creditors listing

As at December 31, 2006

	Number of days past due
	Current	0-30	31-60	Total
	$	$	$	$

Accounts Payable	1,478,546	373,609	89,815	1,941,970

Professional fees	356,857	29,165	—	386,022

	1,835,403	402,774	89,815	2,327,992

This December Monthly Operating Report identifies the above values that are past due.  Post Chapter 11 filing necessitated a review of our invoice approval process introducing tighter controls and more visibility.  This is now in place but for the month of December we did experience some delay in invoice approval while personnel familiarised themselves with the new processes.  These invoices have been approved and were included in our January 2007 creditor payments.

The post due Professional fees reported of $29,165, is for Richards Butler.  Payment is being withheld pending the bankruptcy courts’ approval of their fees.

DEBTORS QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside normal course of business this reporting period? If yes, provide an explanation below.		☒
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		☒
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	☒
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	☒

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re:	:	Chapter 11

SEA CONTAINERS LTD., et al.,(1)	:	Case No. 06-11156 (KJC)

Debtors.	:	Joint Administration Requested

AFFIDAVIT OF SERVICE

STATE OF DELAWARE	)
) SS
NEW CASTLE COUNTY	)

Thomas J. Hartzell, being duly sworn according to law, deposes and says that he is employed by the law firm of Young Conaway Stargatt & Taylor, LLP, attorneys for the Debtors and Debtors in Possession in the within captioned matter, and that on the 28th day of February, 2007, he caused a copy of the attached pleading to be served, as indicated, upon the parties on the attached service list.

/s/ Thomas J. Hartzell
Thomas J. Hartzell

SWORN TO AND SUBSCRIBED before me this 28 day of February 2007.

/s/ Stefanie B. Boyle
Notary Public

STEFANIE B. BOYLE
NOTARY PUBLIC
STATE OF DELAWARE
My Commission Expires Aug. 3, 2010

(1)   The Debtors are the following three entities: Sea Container Ltd., Sea Containers Services Ltd., and

Sea Containers Caribbean Inc.

CORE GROUP SERVICE LIST

Sea Containers Services Ltd.

2/28/2007

Marc Abrams, Esq.	David L. Buchbinder, Esq.
Michael J. Kelly, Esq.	Office of the United States Trustee
Casey Boyle, Esq.	844 N. King Street, Room 2207
Willkie Farr & Gallagher	Lock Box 35
787 Seventh Avenue	Wilmington, DE 19801
New York, NY 10019	U. S. Trustee
(SCS Creditors’ Committee)	Hand Delivery
First Class Mail

James F. Conlan, Esq.	David L. Eaton, Esq.
Larry J. Nyhan, Esq.	David Agay, Esq.	.
Jeffrey E. Bjork, Esq.	Adam McNeely, Esq.
Sidley Austin LLP	Kirkland & Ellis LLp
One South Dearborn St.	200 East Randolph Drive
Chicago, IL 60603	Chicago, IL 60601-6636
(Debtor)	(Co-counsel for the Debtors)
First Class Mail	First Class Mail

Barry G. Russell, Esq.	Sea Containers Services Ltd., Esq.
Bingham McCutchen LLP	Attn: Edwin S. Hetherington, Esq.
41 Lothbury	20 Upper Ground
London, England EC2R 7HF	London, UK SE1 9PF
(Unsecured Creditors’ Committee)	First Class Mail (International)
(Noteholders)
First Class Mail (International)

Ronald J. Silverman, Esq.	David B. Stratton, Esq.
Scott K. Seamon, Esq.	Pepper Hamilton LLP
Bingham McCutchen LLP	1313 Market Street, Hercules Plaza,
399 Park Avenue	Suite 5100
New York, NY 10022-4689	PO Box 1709
(Unsecured Creditors’ Committee)	Wilmington, DE 19899-1709
First Class Mail	(SCS Creditors’ Committee)
Hand Delivery

William H. Sudell, Jr., Esq.
Derek Abbott, Esq.
Morris Nichols Arsht & Tunnell
1201 N. Market Street
P.O. Box 1347
Wilmington, DE 19899-1347
(Unsecured Creditors’ Committee)
Hand Delivery